UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2023

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Credit Income Fund (the “Fund”) for the fiscal year ended October 31, 2023 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Annual report

2023

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	17%
Senior Secured Loans—Second Lien	4%
Senior Secured Bonds	15%
Unsecured Bonds	37%
CLO/Structured Credit	24%
Convertible Bonds	2%
Municipal Bonds	0%
Emerging Markets Debt	0%
Preferred Equity	1%
Common Equity	0%
100%

Industry classification (by fair value)*
Industry Classification	Percentage of Portfolio
USD CLO	11%
EUR CLO	11%
Media Entertainment	7%
Healthcare-Services	6%
Oil & Gas	5%
Chemicals	5%
Pharmaceuticals	5%
Banks	4%
Software	4%
Retail	4%
Telecommunications	4%
Electric	3%
Leisure Time	3%
Pipelines	3%
Diversified Financial Services	2%
Real Estate Investment Trusts	2%
Internet	2%
Other	19%
Total	100%

FS Credit Income Fund Portfolio Highlights
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2023 (unaudited):

Top 10 Holdings (by fair value)*
1	Teva Pharmaceutical Finance Netherlands II BV	2%
2	Hexion Intermediate Holding 2 Inc.	2%
3	Charlotte Buyer, Inc.	2%
4	NRG Energy Inc.	1%
5	Cablevision Systems Corp.	1%
6	DirecTV Financing LLC	1%
7	Ford Holdings LLC	1%
8	MPT Operating Partnership LP	1%
9	Bank of America Corp.	1%
10	Cloud Software Group Holdings Inc.	1%

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Officers + Trustees

Officers

Michael C. Forman

Chairman, Chief Executive Officer and President

Edward T. Gallivan, Jr.

Chief Financial Officer and Treasurer

Stephen S. Sypherd

General Counsel and Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Steven T. Shapiro

Trustee

Partner and Executive Committee Member
GoldenTree Asset Management

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Daniel J. Hilferty, III

Trustee

Chief Executive Officer
Comcast Spectacor

Tyson A. Pratcher

Trustee

Senior Managing Director
Artemis Real Estate Partners

i

FS Credit Income Fund Table of Contents

Annual Report for the Year Ended October 31, 2023

1

Dear Shareholder,

We hope that this letter finds you and your families well in what has been a solid year for credit and equity markets despite a range of macro headwinds.

The last two years, which featured extraordinarily different investment environments, helped to highlight the importance of FS Credit Income Fund’s flexible and opportunistic approach, driven by the expertise of its sub-adviser, GoldenTree Asset Management Credit Advisor LLC (“GoldenTree”). For example, 2022 was largely defined by significant market dislocations and deeply negative returns whereas the market backdrop during the Fund’s annual reporting period ended October 31, 2023 was characterized by resilient economic data and strong performance across credit asset classes. The Fund performed well during both periods, returning -0.96% during the two-year period and outperforming high yield and investment grade bonds by 533 basis points (bps) and 1,571bps, respectively, for the 2-year period ended Oct. 31, 2023.1 The Fund underperformed senior secured loans, which returned 9.84% and were the best performing asset class over the period.1

•GoldenTree serves as the Fund’s sub-adviser and is generally considered one of the preeminent institutional credit managers. GoldenTree’s rigorous investment process has been tested and fine-tuned over 20-plus years since the firm’s inception in 2000. We believe the firm’s expertise and proven investment process designed to identify the best relative value opportunities in the market are competitive advantages for the Fund and our shareholders.

•Opportunistic, credit strategy: We believe our ability to adjust asset and strategy allocations across changing economic cycles and financial market conditions is key as we seek to generate attractive total returns over time. FS Credit Income Fund focuses on event-driven investments where GoldenTree believes it has identified a catalyst to drive total return above the current yield. These investments are often outside the scope of daily liquid mutual funds and exchange-traded funds (ETFs) and credit market indices, providing investors with the potential to optimize portfolio construction and dynamically manage risk across a full market cycle.

•Interval fund structure: The Fund’s interval fund structure provides us with the flexibility to invest across less-liquid and illiquid securities such as collateralized loan obligations (CLOs), private credit and out-of- benchmark bonds and loans. These assets often offer a yield or premium over liquid credit investments–with similar or, at times, better margins of safety than those typically found in daily liquid mutual funds or ETFs. In addition, the interval fund structure allows us to take a long-term investment outlook (12+ months) and hold our investments until a catalyst occurs, such as a merger, acquisition, a debt maturity, or restructuring, which may help generate capital appreciation in excess of an investment’s current yield.

Market Summary

Economic growth defied expectations despite a range of macro headwinds. The Federal Reserve raised rates 225bps during the Fund’s annual reporting period, taking the target Fed Funds rate to 5.25%-5.50%, as it continued its efforts to tame inflationary pressures. Treasury yields across the curve spiked to levels last seen in 2007. The 10-year Treasury yield saw a trough-to-peak rise of nearly 170bps as rates climbed relentlessly beginning in May 2023. Yet consumers continued to power the U.S. economy driven by pent up savings and a still-strong jobs picture throughout the period. Against this backdrop, investment returns were generally bifurcated during the reporting year. Equity markets benefited from the solid economic environment as the S&P 500 returned 10.1% during the reporting year while higher-duration assets suffered from the rising-rate environment—the Bloomberg U.S. Aggregate Bond Index (or the “Agg”) returned just 0.36% during the fiscal year after having returned -15.7% during Fund’s previous fiscal year.

In general, credit markets performed well, benefiting from the favorable growth environment, solid corporate earnings, lower duration relative to core fixed income markets and attractive yields. Against the backdrop of sharply rising Treasury yields, floating rate instruments, including leveraged loans and CLOs significantly outperformed. The J.P. Morgan CLO A Index returned 14.23% while leveraged loans returned 11.92% for the year ended October 31, 2023. High yield bonds also performed well, earning a return of 5.82%, but lagged the loan and CLO markets primarily due to the higher interest rate sensitivity of high yield bonds.1 Across both loan and high yield markets, returns on lower-rated securities generally outpaced those of higher-rated credits. CCC rated loans returned 12.4% compared to 9.8% for BB loans.2 A similar pattern played out in the high yield market as CCC rated bond returns (+9.0%) outpaced returns on BB rated bonds by 359bps.2

Management’s Discussion of Fund Performance (Unaudited)

1Senior secured loans represented by the Morningstar LSTA Leveraged Loan Index. High yield bonds represented by the ICE BofAML U.S. High Yield Index. Investment grade represented by the ICE BofAML U.S. Corporate Index. One cannot invest directly in an index.

2Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labelled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labelled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

2

FS Credit Income Fund performance

FS Credit Income Fund participated in the positive return environment across credit markets, providing equity-like returns of 9.64% (Class I shares) for the fiscal year ended October 31, 2023, driven by tightening spreads combined with contributions from each of the Fund’s primary strategies, including bonds, loans, structured products and emerging markets. GoldenTree’s flexible strategy and experience allocating through multiple credit cycles was essential in helping the Fund capitalize on relative value opportunities that arose across the rapidly changing market environment.

The Fund outperformed high yield bonds and investment grade corporate bonds by 382bps and 639bps, respectively for the year ended October 31, 2023.1 It outperformed the Bloomberg Aggregate Bond Index by 928bps over the same timeframe as the Agg struggled with rising rates during the year.1 The Fund’s bond and loan allocations outperformed their respective indices due to strong security selection. Since inception through October 31, 2023, the Fund returned 4.9% (Class I shares) annually, outperforming the high-yield and loan indexes by 238 and 45 basis points per year.1

Each of the Fund’s main strategies contributed to its return, but the largest contributions derived from its allocation to bonds and structured credit investments. Bonds issued by two international cruise line operators were among the Fund’s larger contributors during the fiscal year as both companies continued to enjoy strong global demand for travel following the extended COVID pause. Broadly, the Fund remained overweight bonds versus loans during the fiscal year, given our broad view that the bond market is generally higher in quality and offers better risk-adjusted returns. For example, BB-rated bonds represented approximately half of the high yield bond index compared to just about 20% for loans.1,2 Structured credit contributors also far outweighed detractors during the fiscal year as GoldenTree viewed the CLO market as offering compelling floating rate exposure with the potential for downside protection compared to similarly rated corporate debt. The Fund remained underweight loans during the fiscal year, which contributed to its underperformance against the loan market. Despite the significant outperformance of loans through the fiscal year, GoldenTree was hesitant to chase performance given the ongoing macro risks they felt loans presented due to their lower credit quality. Rather, they selectively allocated to loans, preferring those backed by strong asset coverage and a catalyst to drive potential price appreciation that would provide appropriate compensation for the additional risk. Derivatives did not materially affect the Fund’s performance during the annual reporting period ended October 31, 2023.

Performance was driven by GoldenTree’s focus on the following themes during the fiscal year:

•Identify opportunities in high-quality positions: We used periods of volatility during the reporting period to increase exposure to select high-quality positions that offer low to mid-teens return potential with strong asset coverage. GoldenTree’s investment process remains focused on fundamental, bottom-up research seeking to identify companies with sound balance sheets, high free cash flow and strong asset coverage as well as those which we believed could withstand higher interest rates and input costs.

•Maintain a preference for high yield bonds over leveraged loans: We remained focused on seeking companies that we believe can withstand a volatile rate environment including the potential for weaker economic growth in the coming quarters. As noted, we generally favored bonds over loans given the deteriorating credit quality of loans over the last several years. Nearly 60% of the issuers in the S&P LSTA Leveraged Loan index were comprised of “loan-only” issuers. Meaning, loan investors in those companies are the first to absorb losses after equity holders in the event of a default or deterioration in the business. Against this backdrop, we mostly opted to invest in investment grade CLO debt as an alternative way to get exposure to the loan market and floating rate assets. CLO spreads offered higher yields with similar or stronger margins of safety than similarly rated loans.

•Maintain ample liquidity to seek to take advantage of volatility: Given significant macro uncertainty, the potential for slowing growth and earnings compression, we saw opportunities for investors to take advantage of the higher rate environment by investing in credit investments that offer the potential for equity-like returns with a higher level of asset coverage. With this in mind, we maintained ample borrowing capacity and liquidity throughout the year to help ensure we were well positioned to capitalize on periods of market volatility. GoldenTree’s investment process is flexible and opportunistic, designed to take advantage of market dislocations and selling pressure across traditional daily liquid funds. The Fund’s interval fund structure ensures we were not a forced seller into the volatility, and we sought to add positions at attractive prices.

Management’s Discussion of Fund Performance (Unaudited) (continued)

3

Summary

We remain highly constructive in our outlook for credit markets due to the favorable macro backdrop, generally solid corporate fundamentals and attractive yields. We see potential for equity-like returns with better downside protection. As of October 31, the Fund’s annualized distribution rate on Class I shares was 8.37% with an interest rate duration of approximately 2 years and good price convexity given the average price of roughly $90.3 We see attractive opportunities across bonds, loans and structured products and expect high dispersion to continue to provide attractive bottom-up opportunities. Overall, we believe the Fund remains well positioned to capitalize on elevated volatility to source high quality, attractive investment opportunities.

Despite the constructive backdrop, a note of caution may be warranted given the potential for slowing growth and earnings compression. We believe fundamental credit analysis and security selection will be especially critical to delivering outperformance in such an environment. We remain vigilant in monitoring the portfolio, particularly amidst a volatile macroeconomic environment. We seek to maintain the portfolio’s high quality focus, while also identifying new opportunities that we believe may deliver an attractive level of current income and strong total returns in the coming year.

Glossary of terms

Structured credit includes U.S. and European CLOs, bank trust preferred securities, and other asset-backed securities.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage loans (ARM) pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

ICE BofAML U.S. Corporate Index is designed to track the performance of US dollar-denominated investment grade rated corporate debt publicly issued in the US domestic market.

ICE BofAML U.S. High Yield Index is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Morningstar LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market.

J.P. Morgan Collateralized Loan Obligation A Index (CLOIE) tracks the U.S. dollar-denominated floating-rate collateralized loan obligation market. The JPM CLOIE A Index tracks the performance of A-rated CLOs.

The indexes referenced herein are the exclusive property of each respective index provider and have been licensed for use by FS Investments. The index providers do not guarantee the accuracy and/or completeness of the indexes and accept no liability in connection with the use, accuracy or completeness of the data included therein. Inclusion of the indexes in these materials does not imply that the index providers endorse or express any opinion in respect of FS Investments. Visit www.fsinvestments.com/support/articles/index-disclaimers for more information.

Management’s Discussion of Fund Performance (Unaudited) (continued)

3As of October 31, 2023. Past performance is not a guarantee of future results. The annualized distribution rate shown is expressed as a percentage equal to the projected annualized distribution amount per share (which is calculated by annualizing the most recent monthly cash distribution per share declared as of the month indicated, without compounding), divided by the Fund’s NAV per share as of the end of the month indicated. The payment of future distributions on the Fund’s common shares is subject to the discretion of the Fund’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. The determination of the tax attributes of FS Credit Income Fund’s distributions is made annually at the end of the calendar year, and a determination made on an interim basis may not be representative of the actual tax attributes of FS Credit Income Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as return of capital, borrowings or expense reimbursements and waivers. For the 12 months ended October 31, 2023, 100% of FS Credit Income Fund’s distributions were funded through ordinary income. Class I shares are not subject to a distribution fee.

4

Past performance does not guarantee future results. Investors cannot invest directly in an index. Not all investors are eligible for Class I Shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Blended Index consists of the following weights–40% S&P/LSTA Leveraged Loan Index, 40% ICE BofAML US HY Index and 20% JPM CLOIE A Index.

Average Annual Total Returns

	For the Year Ended October 31, 2023	For the Five Years Ended October 31, 2023	Since Inception	Inception Date
FCRIX (Class I)	9.64%	4.40%	4.92%	November 1, 2017
FCREX (Class A) with Full Sales Load	3.17%	2.94%	3.18%	June 1, 2018
FCRTX (Class T) with Full Sales Load	5.26%	3.16%	3.08%	August 14, 2018
FCRUX (Class U)	8.89%	—	3.12%	September 17, 2019
FCUUX (Class U-2) with Full Sales Load	6.52%	—	1.05%	December 18, 2020

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

For the month of October 2023, the monthly distribution rate per share for Class I Shares was $0.081, representing an annualized distribution rate of 8.37% based on the Class I Shares net asset value per share of $11.61 as of October 31, 2023. During the year ended October 31, 2023, the entire $0.94 distribution per share for Class I Shares was made from ordinary income. None of the distribution was a return of capital. The distribution rate per share and net asset value per share for Class A Shares, Class T Shares, Class U Shares and Class U-2 Shares are adjusted for the applicable share class expenses.

For the year ended October 31, 2023, 60.4% of distributions qualified as interest related dividends for the Fund’s shareholders which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) under which FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. Ordinary operating expenses for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. The performance quoted above reflects the Expense Limitation in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.

Management’s Discussion of Fund Performance (Unaudited) (continued)

5

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
December 22, 2023

See notes to consolidated financial statements.
6

FS Credit Income Fund

Consolidated Schedule of Investments

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—19.8%
ACProducts, Inc., S+425, 0.5% Floor, 5/17/28	(d)	Building Materials	$3,457	$3,177	$2,759
AI Silk Holdco 2 Limited, E+1025, 1.0% Floor, 5/19/29	(d)(e)	Software	€1,610	1,690	1,659
American Greetings Corp., S+600, 1.0% Floor, 4/6/28	(d)	Consumer Products	$1,060	1,030	1,061
AP Core Holdings II, LLC, S+550, 0.8% Floor, 9/1/27	(d)(q)	Media Entertainment	6,010	5,895	5,859
Arsenal AIC Parent LLC, S+450, 8/18/30	(d)	Mining	1,475	1,467	1,474
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)	Software	4,653	4,552	4,584
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)(f)	Software	465	456	458
Bausch & Lomb, Inc., S+325, 0.5% Floor, 5/10/27	(d)	Healthcare-Services	4,572	4,363	4,384
Bausch Health Companies, Inc., S+525, 0.5% Floor, 2/1/27	(d)(q)	Pharmaceuticals	3,036	2,381	2,311
Casper BidCo SAS, E+550, 7/31/26	(d)	Consumer, Cyclical	€1,505	1,592	1,596
CD&R Firefly Bidco Limited, S+600, 6/21/28	(d)(q)	Retail	£1,405	1,766	1,665
Charlotte Buyer, Inc., S+525, 0.5% Floor, 2/11/28	(d)(q)	Healthcare-Services	$4,212	4,074	4,172
Cinemark USA, Inc., S+375, 0.5% Floor, 5/24/30	(d)	Leisure Time	1,090	1,074	1,090
ClubCorp Holdings, Inc., S+500, 9/18/26	(d)(q)	Leisure Time	1,166	1,145	1,137
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/30	(d)(e)	Technology	1,339	1,308	1,322
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/30	(d)(e)(f)	Technology	120	118	118
Coupa Holdings, LLC, S+750, 0.8% Floor, 2/27/29	(d)(e)(f)	Technology	92	89	90
Covetrus, Inc., S+500, 0.5% Floor, 10/13/29	(d)	Pharmaceuticals	1,231	1,167	1,207
Crown Finance US, Inc., S+850, 1.0% Floor, 7/31/28	(d)(q)	Consumer, Cyclical	4,778	4,819	4,886
DirecTV Financing LLC, S+500, 0.8% Floor, 8/2/27	(d)	Media Entertainment	787	763	767
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)	Finance	5,540	5,411	5,435
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)(f)	Finance	554	542	544
Discovery Purchaser Corp., S+438, 0.5% Floor, 10/4/29	(d)(q)	Finance	2,302	2,142	2,145
East Valley Tourist Development Authority, S+750, 1.0% Floor, 11/23/26	(d)(e)	Media Entertainment	5,530	5,461	5,358
Endo Luxembourg Finance Co. I S.à r.l., P+600, 1.8% Floor, 3/27/28	(d)	Pharmaceuticals	1,853	1,603	1,264
Endure Digital, Inc., L+350, 2/10/26	(d)(e)	Internet	906	799	854
Endure Digital, Inc., L+350, 2/10/26	(d)(e)(f)	Internet	154	154	145
Endure Digital, Inc., S+350, 0.8% Floor, 2/10/28	(d)	Internet	1,352	1,216	1,259
Evanston Hosp Corp, S+1025, 4/29/25	(d)(e)	Healthcare-Services	121	121	121
Garrett Motion Inc., S+450, 0.5% Floor, 4/30/28	(d)	Automotive	1,550	1,499	1,554
Gordian Medical, Inc., S+625, 0.8% Floor, 1/31/27	(d)	Healthcare-Services	783	773	489
GoTo Group, Inc., S+475, 8/31/27	(d)(q)	Telecommunications	1,373	981	874
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(d)(e)	Healthcare-Services	3,049	2,985	3,043
Hexion Holdings Corp., S+450, 0.5% Floor, 3/15/29	(d)	Chemicals	1,278	1,216	1,185
Houghton Mifflin Harcourt Publishing Co., S+800, 1.0% Floor, 4/7/28	(d)	Media Entertainment	399	384	407
Houghton Mifflin Harcourt Publishing Co., S+525, 0.5% Floor, 4/9/29	(d)	Media Entertainment	3,540	3,453	3,308
Jack Ohio Finance LLC, S+475, 0.8% Floor, 10/4/28	(d)	Lodging	1,281	1,278	1,267
Knitwell Borrower LLC, S+800, 1.0% Floor, 7/28/27	(d)(e)	Retail	4,413	4,287	4,346
LBM Acquisition, LLC, S+375, 0.8% Floor, 12/17/27	(d)	Retail	1,448	1,292	1,381

See notes to consolidated financial statements.
7

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
LHS Borrower, LLC, S+475, 0.5% Floor, 2/16/29	(d)	Diversified Financial Services	$1,976	$1,741	$1,734
Lightstone Holdco, LLC, S+575, 1.0% Floor, 1/29/27	(d)	Electric	3,952	3,492	3,721
Medline Borrower, LP, S+325, 0.5% Floor, 10/23/28	(d)	Healthcare-Services	204	196	203
Neptune Bidco US Inc, S+500, 0.5% Floor, 4/11/29	(d)(q)	Commercial Services	1,856	1,665	1,628
Neptune Bidco US Inc, S+475, 0.5% Floor, 4/11/29	(d)	Commercial Services	2,982	2,614	2,597
Ontario Gaming GTA LP, S+425, 0.5% Floor, 8/1/30	(d)	Gaming	805	797	805
PMHC II, Inc., S+425, 0.5% Floor, 4/23/29	(d)(q)	Chemicals	4,081	3,797	3,714
Profrac Holdings II, LLC, S+725, 1.0% Floor, 3/4/25	(d)	Independent Oil & Gas	5,933	5,816	5,947
PT Intermediate Holdings III, LLC, S+650, 0.8% Floor, 11/1/28	(d)	Restaurants	746	737	748
PT Intermediate Holdings III, LLC, S+650, 0.8% Floor, 11/1/28	(d)(f)	Restaurants	330	327	331
Quorum Health Corp., S+825, 1.0% Floor, 4/29/25	(d)	Healthcare-Services	1,060	1,053	661
Riverbed Technology, Inc., S+450, 1.0% Floor, 7/1/28	(d)	Technology	212	516	138
Royal Caribbean Cruises Ltd., S+130, 4/5/24	(d)	Leisure Time	1,515	1,488	1,401
Royal Caribbean Cruises Ltd., S+130, 4/5/24	(d)(f)	Leisure Time	5	5	5
SCUR-Alpha 1503 GmbH, S+550, 0.5% Floor, 3/29/30	(d)(q)	Services	4,522	4,125	4,169
Signal Parent, Inc, S+350, 0.8% Floor, 4/3/28	(d)(q)	Services	1,489	1,174	1,217
Speed Midco 3 S.à.r.l., E+640, 5/16/29	(d)(e)	Services	€3,920	4,142	4,164
Springs Windows Fashions, LLC, S+400, 0.8% Floor, 10/6/28	(d)	Housewares	$1,139	1,036	931
SVF II Finco Cayman L.P., 12/23/25	(d)(e)(q)	Diversified Financial Services	2,799	2,801	2,726
Talen Energy Supply, LLC, S+450, 0.5% Floor, 5/17/30	(d)(q)	Electric	1,486	1,464	1,489
Thryv, Inc., S+850, 1.0% Floor, 3/1/26	(d)	Advertising	1,082	1,072	1,085
Tibco Software, Inc., S+450, 0.5% Floor, 3/30/29	(d)	Software	558	534	532
Torrid LLC, S+550, 0.8% Floor, 6/14/28	(d)	Retail	2,103	2,089	1,706
US Radiology Specialists, Inc., S+525, 0.5% Floor, 12/15/27	(d)(q)	Healthcare-Services	2,651	2,551	2,512
W.R. Grace Holdings LLC, S+375, 0.5% Floor, 9/22/28	(d)	Chemicals	1,446	1,432	1,422
Worldwide Express Operations, LLC, S+400, 0.8% Floor, 7/26/28	(d)	Transportation	586	552	562
Total Senior Secured Loans—First Lien				125,739	123,726
Unfunded Loan Commitments				(1,691)	(1,691)
Net Senior Secured Loans—First Lien				124,048	122,035
Senior Secured Loans—Second Lien—3.8%
Charlotte Buyer, Inc., S+825, 0.5% Floor, 8/11/28	(d)	Healthcare-Services	6,400	6,018	6,344
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Chemicals	15,665	13,284	12,845
McAfee LLC, S+825, 0.8% Floor, 7/27/29	(d)	Computers	1,110	1,099	497
Neptune Bidco US, Inc., S+975, 0.8% Floor, 10/11/29	(d)(e)	Commercial Services	1,073	1,044	1,044
Omni Intermediate Holdings, LLC, S+915, 1.0% Floor, 12/30/27	(d)(e)	Transportation	1,711	1,669	1,718
Quorum Health Corp., S+825, 1.0% Floor, 4/29/25	(d)(e)	Healthcare-Services	135	135	135
Verscend Holding Corp., S+700, 0.5% Floor, 4/2/29	(d)	Commercial Services	1,030	1,015	1,031
Total Senior Secured Loans—Second Lien				24,264	23,614

See notes to consolidated financial statements.
8

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—17.6%
Academy Ltd., 6.0%, 11/15/27	(g)	Retail	$590	$548	$556
Advantage Sales & Marketing, Inc., 6.5%, 11/15/28	(g)(h)	Advertising	1,714	1,455	1,399
Altice France SA, 5.1%, 1/15/29	(g)(h)	Telecommunications	573	465	396
Altice France SA, 5.1%, 7/15/29	(g)(h)	Telecommunications	366	293	251
Altice France SA, 5.5%, 10/15/29	(g)(h)	Telecommunications	2,711	2,053	1,867
Bausch & Lomb Escrow Corp., 8.4%, 10/1/28	(g)(h)	Healthcare-Services	3,326	3,323	3,308
Bausch Health Cos., Inc., 4.9%, 6/1/28	(g)(h)	Pharmaceuticals	696	425	348
Bausch Health Cos., Inc., 5.8%, 8/15/27	(g)(h)	Pharmaceuticals	472	363	246
Bausch Health Cos., Inc., 6.1%, 2/1/27	(g)(h)	Pharmaceuticals	2,983	2,281	1,667
Bausch Health Cos., Inc., 11.0%, 9/30/28	(g)(h)	Pharmaceuticals	500	403	306
Bausch Health Cos., Inc., 14.0%, 10/15/30	(g)(h)	Pharmaceuticals	125	206	68
Bishopsgate Asset Finance Ltd., 4.8%, 8/14/44	(h)	Diversified Financial Services	£193	169	161
Borr IHC Ltd. / Borr Finance LLC, 10.0%, 11/15/28	(g)(q)	Oil & Gas	$526	514	525
Borr IHC Ltd. / Borr Finance LLC, 10.4%, 11/15/30	(g)(q)	Oil & Gas	417	404	414
Calderys Financing LLC, 11.3%, 6/1/28	(g)(h)	Miscellaneous Manufacturing	1,493	1,493	1,508
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.9%, 4/1/61	(h)	Media Entertainment	485	283	256
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4%, 12/1/61	(h)	Media Entertainment	381	244	222
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.4%, 5/1/47	(h)	Media Entertainment	705	549	510
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.5%, 4/1/63	(h)	Media Entertainment	812	618	571
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.8%, 4/1/48	(h)	Media Entertainment	867	680	658
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.5%, 10/23/45	(h)	Media Entertainment	2,635	2,399	2,217
CHS/Community Health Systems, Inc., 4.8%, 2/15/31	(g)(h)	Healthcare-Services	1,501	1,157	1,008
CHS/Community Health Systems, Inc., 5.3%, 5/15/30	(g)(h)	Healthcare-Services	1,079	858	767
CITGO Petroleum Corp., 8.4%, 1/15/29	(g)(h)	Oil & Gas	1,822	1,815	1,806
Cloud Software Group, Inc., 6.5%, 3/31/29	(g)(h)	Software	3,553	3,122	3,123
Cloud Software Group, Inc., 9.0%, 9/30/29	(g)(h)(i)	Software	7,130	6,188	6,078
Connect Finco SARL / Connect US Finco LLC, 6.8%, 10/1/26	(g)(h)	Telecommunications	831	782	776
Consolidated Communications, Inc., 5.0%, 10/1/28	(g)(h)	Telecommunications	94	70	71
Consolidated Communications, Inc., 6.5%, 10/1/28	(g)(h)	Telecommunications	659	517	522
Coronado Finance Pty. Ltd., 10.8%, 5/15/26	(g)(h)	Coal	482	483	499
Digicel International Finance Ltd. / Digicel international Holdings Ltd., 8.8%, 5/25/24	(e)(g)	Telecommunications	3,590	3,464	3,300
Digicel International Finance Ltd. / Digicel international Holdings Ltd., Series 1441, 8.8%, 5/25/24	(e)(g)	Telecommunications	729	642	670
Digicel International Finance Ltd. / Digicel international Holdings Ltd., 8.8%, 5/25/24	(e)(j)	Telecommunications	28	25	26

See notes to consolidated financial statements.
9

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.9%, 8/15/27	(g)(i)	Media Entertainment	$7,900	$7,028	$6,930
DISH DBS Corp., 5.3%, 12/1/26	(g)(h)(i)	Media Entertainment	4,837	4,125	3,911
Eagle Intermediate Global Holding BV / Eagle U.S. Finance LLC, 7.5%, 5/1/25	(g)	Textiles	1,339	1,301	892
Emerald Debt Merger Sub LLC, 6.6%, 12/15/30	(g)(h)	Building Materials	968	968	922
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc., 6.1%, 4/1/29	(g)(k)	Pharmaceuticals	3,440	3,355	2,274
Evergreen Acqco 1 LP / TVI, Inc., 9.8%, 4/26/28	(g)(h)	Retail	2,264	2,299	2,287
Frontier Communications Holdings LLC, 6.0%, 1/15/30	(g)(h)	Telecommunications	215	174	162
Frontier Communications Holdings LLC, 6.8%, 5/1/29	(g)(h)	Telecommunications	520	434	412
Frontier Communications Holdings LLC, 8.6%, 3/15/31	(g)(h)	Telecommunications	920	886	866
GoTo Group, Inc., 5.5%, 9/1/27	(g)(h)	Telecommunications	260	155	136
GrafTech Global Enterprises, Inc., 9.9%, 12/15/28	(g)(h)	Machinery-Diversified	1,264	1,233	1,133
IMA Industria Macchine Automatiche SpA, 3.8%, 1/15/28	(h)(j)	Hand/Machine Tools	€825	672	786
Jerrold Finco PLC, 4.9%, 1/15/26	(h)(j)	Diversified Financial Services	£510	545	578
Jerrold Finco PLC, 5.3%, 1/15/27	(h)(j)	Diversified Financial Services	2,690	3,197	2,866
Latam Airlines Group SA, 13.4%, 10/15/27	(g)(h)	Airlines	$1,142	1,209	1,223
Latam Airlines Group SA, 13.4%, 10/15/29	(g)(h)	Airlines	1,824	1,975	1,968
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(g)(h)	Media Entertainment	1,387	1,133	1,082
LCPR Senior Secured Financing DAC, 6.8%, 10/15/27	(g)(h)	Media Entertainment	2,013	1,843	1,824
Legacy LifePoint Health LLC, 4.4%, 2/15/27	(g)(i)	Healthcare-Services	601	524	498
LifePoint Health, Inc., 9.9%, 8/15/30	(g)(h)	Healthcare-Services	260	253	235
LifePoint Health, Inc., 11.0%, 10/15/30	(g)(h)	Healthcare-Services	574	574	541
Lottomatica SpA, 7.1%, 6/1/28	(g)(h)	Entertainment	€1,080	1,171	1,163
Macy’s Retail Holdings LLC, 6.7%, 7/15/34	(g)	Retail	$1,868	1,553	1,429
Neptune Bidco U.S., Inc., 9.3%, 4/15/29	(g)(h)	Commercial Services	1,515	1,392	1,339
Newfold Digital Holdings Group, Inc., 11.8%, 10/15/28	(g)(h)	Internet	3,168	3,161	3,203
Olympus Water U.S. Holding Corp., 9.8%, 11/15/28	(g)(h)(i)	Chemicals	3,834	3,817	3,749
Par Pharmaceutical, Inc., 7.5%, 4/1/27	(g)(k)	Pharmaceuticals	1,377	1,432	935
PetSmart, Inc. / PetSmart Finance Corp., 4.8%, 2/15/28	(g)(h)	Retail	458	398	406
PEU Fin PLC, 7.3%, 7/1/28	(h)(j)	Retail	€1,041	1,076	1,060
PEU Fin PLC, 7.3%, 7/1/28	(g)(h)	Retail	1,073	1,183	1,092
QVC, Inc., 4.4%, 9/1/28	(h)	Retail	$808	607	410
QVC, Inc., 5.5%, 8/15/34	(h)	Retail	622	389	264
Seadrill Finance Ltd., 8.4%, 8/1/30	(g)(h)	Oil & Gas	3,693	3,725	3,698
Shelf Drilling Holdings Ltd., 9.6%, 4/15/29	(g)(i)	Oil & Gas	2,781	2,731	2,647
Shelf Drilling North Sea Holdings Ltd., 10.3%, 10/31/25	(g)(h)	Oil & Gas	5,046	5,057	5,026
Solocal Group, 10.5%, 3/15/25 (E+7.0%)	(l)	Internet	€115	127	32
Solocal Group, Series 8Y, 10.8%, 3/15/25 (E+7.0%)	(l)	Internet	357	318	100
SRS Distribution, Inc., 4.6%, 7/1/28	(g)(h)	Retail	$114	98	100
Talen Energy Supply LLC, 8.6%, 6/1/30	(g)(h)	Electric	2,711	2,719	2,757

See notes to consolidated financial statements.
10

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Tendam Brands SAU, 11.4%, 3/31/28 (E+7.5%)	(j)(l)	Retail	€202	$225	$216
Tenet Healthcare Corp., 6.1%, 6/15/30	(h)	Healthcare-Services	$693	693	642
Tenet Healthcare Corp., 6.3%, 2/1/27	(h)	Healthcare-Services	718	687	689
Tenet Healthcare Corp., 6.8%, 5/15/31	(g)(h)	Healthcare-Services	206	192	196
TMNL Holding BV, 3.8%, 1/15/29	(h)(j)	Telecommunications	€1,050	958	963
TransDigm, Inc., 6.3%, 3/15/26	(g)	Aerospace/Defense	$1,898	1,893	1,856
Valaris Ltd., 8.4%, 4/30/30	(g)(h)	Oil & Gas	1,700	1,714	1,670
Venture Global Calcasieu Pass LLC, 3.9%, 11/1/33	(g)(h)	Pipelines	710	582	537
Venture Global Calcasieu Pass LLC, 4.1%, 8/15/31	(g)(h)	Pipelines	837	722	674
Vmed O2 U.K. Financing I PLC, 4.5%, 7/15/31	(h)(j)	Telecommunications	£2,235	2,180	2,126
Vmed O2 U.K. Financing I PLC, 4.8%, 7/15/31	(g)(h)	Telecommunications	$1,741	1,420	1,403
WR Grace Holdings LLC, 7.4%, 3/1/31	(g)(h)	Chemicals	445	445	413
Total Senior Secured Bonds				114,839	108,421

Unsecured Bonds—42.9%
AHP Health Partners, Inc., 5.8%, 7/15/29	(g)(h)(i)	Healthcare-Services	4,217	3,828	3,462
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.6%, 1/15/27	(g)(h)	Food	965	918	905
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.9%, 2/15/28	(g)(h)	Food	564	530	541
Alteryx, Inc., 8.8%, 3/15/28	(g)(i)	Software	2,507	2,418	2,478
Aretec Escrow Issuer, Inc., 7.5%, 4/1/29	(g)(h)	Diversified Financial Services	1,124	1,117	955
Avient Corp., 7.1%, 8/1/30	(g)(h)	Chemicals	913	913	879
Ball Corp., 5.3%, 7/1/25	(i)	Packaging & Containers	2,212	2,193	2,180
Bank of America Corp., MTN, 1.8%, 2/4/25 (fixed, converts to FRN on 2/4/24)	(h)(l)	Banks	6,926	6,790	6,834
Bank of Ireland Group PLC, 7.5% 5/19/25 (fixed, converts to FRN on 5/19/25)	(h)(j)(l)(m)	Banks	€1,665	1,671	1,740
BAWAG Group AG, EMTN, 2.4%, 3/26/29 (fixed, converts to FRN on 3/26/24)	(h)(j)(l)	Banks	300	305	306
BAWAG Group AG, 5.0% 5/14/25 (fixed, converts to FRN on 5/14/25)	(h)(j)(l)(m)	Banks	1,200	1,035	1,041
BellRing Brands, Inc., 7.0%, 3/15/30	(g)(h)(i)	Pharmaceuticals	$2,581	2,581	2,509
Berkeley Group PLC, 2.5%, 8/11/31	(h)(j)	Home Builders	£821	720	666
Blackstone Property Partners Europe Holdings SARL, EMTN, 1.6%, 4/20/30	(h)(j)	Real Estate	€2,254	1,832	1,750
Blackstone Property Partners Europe Holdings SARL, 3.6%, 10/29/29	(h)(j)	Real Estate	160	141	143
Bombardier, Inc., 6.0%, 2/15/28	(g)(h)	Aerospace/Defense	$1,105	1,085	979
Builders FirstSource, Inc., 6.4%, 6/15/32	(g)(h)	Building Materials	1,394	1,290	1,278
C&W Senior Financing DAC, 6.9%, 9/15/27	(g)(h)	Telecommunications	784	708	675
Calpine Corp., 4.6%, 2/1/29	(g)(h)	Electric	482	404	408
Calpine Corp., 5.0%, 2/1/31	(g)(h)(q)	Electric	1,194	956	964
Capital One Financial Corp., Series M, 4.0% 9/1/26 (fixed, converts to FRN on 9/1/26)	(h)(l)(m)	Diversified Financial Services	1,644	1,240	1,148
Carnival Corp., 6.0%, 5/1/29	(g)(h)	Leisure Time	914	771	773
Carnival Holdings Bermuda Ltd., 10.4%, 5/1/28	(g)(h)(i)	Leisure Time	3,021	3,237	3,224
Catalent Pharma Solutions, Inc., 3.1%, 2/15/29	(g)	Healthcare-Services	131	112	103
Catalent Pharma Solutions, Inc., 3.5%, 4/1/30	(g)(h)	Healthcare-Services	761	645	598

See notes to consolidated financial statements.
11

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
CCO Holdings LLC / CCO Holdings Capital Corp., 4.3%, 2/1/31	(g)(h)	Media Entertainment	$1,142	$907	$890
CCO Holdings LLC / CCO Holdings Capital Corp., 4.5%, 8/15/30	(g)(h)	Media Entertainment	269	218	216
CCO Holdings LLC / CCO Holdings Capital Corp., 4.5%, 5/1/32	(h)	Media Entertainment	2,754	2,098	2,110
CCO Holdings LLC / CCO Holdings Capital Corp., 5.4%, 6/1/29	(g)(h)	Media Entertainment	494	506	433
Chart Industries, Inc., 7.5%, 1/1/30	(g)(q)	Machinery-Diversified	692	681	680
Chemours Co., 5.8%, 11/15/28	(g)(h)(i)	Chemicals	3,479	3,133	2,946
Chesapeake Energy Corp., 5.9%, 2/1/29	(g)(i)	Oil & Gas	2,014	2,075	1,898
Cinemark USA, Inc., 5.3%, 7/15/28	(g)(i)	Entertainment	2,185	1,961	1,889
Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class B, ABS, 8.1%, 10/15/30	(g)	Asset-Backed - Credit Card	253	253	252
Crocs, Inc., 4.1%, 8/15/31	(g)(h)	Apparel	639	514	486
Crocs, Inc., 4.3%, 3/15/29	(g)(h)	Apparel	671	575	551
CSC Holdings LLC, 4.1%, 12/1/30	(g)(h)	Media Entertainment	1,040	748	698
CSC Holdings LLC, 4.5%, 11/15/31	(g)(h)	Media Entertainment	3,894	2,790	2,576
CSC Holdings LLC, 4.6%, 12/1/30	(g)	Media Entertainment	470	266	239
CSC Holdings LLC, 5.4%, 2/1/28	(g)(h)	Media Entertainment	400	327	319
CSC Holdings LLC, 5.8%, 1/15/30	(g)(h)	Media Entertainment	1,493	898	783
CSC Holdings LLC, 6.5%, 2/1/29	(g)(i)	Media Entertainment	3,557	3,242	2,817
CSC Holdings LLC, 7.5%, 4/1/28	(g)(h)	Media Entertainment	637	420	409
CTP NV, EMTN, 1.5%, 9/27/31	(h)(j)	Real Estate	€467	306	342
DaVita, Inc., 4.6%, 6/1/30	(g)(i)	Healthcare-Services	$2,854	2,329	2,239
Dealer Tire LLC / DT Issuer LLC, 8.0%, 2/1/28	(g)(h)	Auto Parts & Equipment	1,145	1,071	1,075
Deutsche Bank AG, 6.8% 10/30/28 (fixed, converts to FRN on 10/30/28)	(h)(j)(l)(m)	Banks	€600	521	526
Deutsche Bank AG, 7.1%, 2/10/34 (fixed, converts to FRN on 11/10/32)	(h)(l)	Banks	$827	761	729
DISH DBS Corp., 5.1%, 6/1/29		Media Entertainment	795	440	410
DISH DBS Corp., 7.4%, 7/1/28	(h)(q)	Media Entertainment	628	391	355
DT Midstream, Inc., 4.1%, 6/15/29	(g)(h)	Pipelines	625	587	538
DT Midstream, Inc., 4.4%, 6/15/31	(g)(h)	Pipelines	1,349	1,312	1,122
Earthstone Energy Holdings LLC, 9.9%, 7/15/31	(g)(h)	Oil & Gas	1,412	1,447	1,522
Encino Acquisition Partners Holdings LLC, 8.5%, 5/1/28	(g)(h)	Oil & Gas	1,104	1,021	1,077
Energy Transfer LP, Series G, 7.1% 5/15/30 (fixed, converts to FRN on 5/15/30)	(h)(l)(m)	Pipelines	4,300	3,645	3,582
Energy Transfer LP, Series A, 9.7% 11/16/23 (S+4.3%)	(h)(l)(m)	Pipelines	2,420	2,232	2,283
EnLink Midstream Partners LP, 5.1%, 4/1/45	(h)	Pipelines	1,642	1,202	1,179
EnLink Midstream Partners LP, 5.5%, 6/1/47	(h)	Pipelines	1,021	803	769
EnLink Midstream Partners LP, 5.6%, 4/1/44	(h)	Pipelines	636	504	501
EnLink Midstream Partners LP, Series C, 9.8% 1/5/24 (S+4.4%)	(h)(l)(m)	Pipelines	3,225	2,771	2,876
EP Infrastructure AS, 1.8%, 3/2/31	(h)(j)	Gas	€980	741	750
EPR Properties, 3.6%, 11/15/31	(i)	Real Estate Investment Trusts	$3,780	2,852	2,723
EPR Properties, 4.5%, 6/1/27	(h)	Real Estate Investment Trusts	531	476	469

See notes to consolidated financial statements.
12

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
First Horizon Corp., 4.0%, 5/26/25		Banks	$1,087	$1,010	$1,012
Ford Motor Co., 3.3%, 2/12/32	(i)	Auto Manufacturers	1,466	1,141	1,108
Ford Motor Co., 4.8%, 1/15/43	(h)	Auto Manufacturers	500	394	348
Ford Motor Credit Co. LLC, 3.6%, 6/17/31	(h)	Auto Manufacturers	803	656	635
Ford Motor Credit Co. LLC, 4.0%, 11/13/30	(h)	Auto Manufacturers	558	450	460
Ford Motor Credit Co. LLC, 4.1%, 8/4/25	(h)	Auto Manufacturers	413	399	394
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(h)	Auto Manufacturers	222	230	206
Ford Motor Credit Co. LLC, 5.1%, 5/3/29	(h)	Auto Manufacturers	976	895	889
Ford Motor Credit Co. LLC, 7.4%, 11/4/27	(h)	Auto Manufacturers	975	975	989
Ford Motor Credit Co. LLC, 7.4%, 3/6/30	(h)	Auto Manufacturers	2,384	2,429	2,397
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(h)	Telecommunications	1,477	1,413	1,351
Frontier North, Inc., Series G, 6.7%, 2/15/28	(h)	Telecommunications	5,029	4,860	4,603
Gap, Inc., 3.6%, 10/1/29	(g)(h)	Retail	1,414	1,045	1,082
Gap, Inc., 3.9%, 10/1/31	(g)(h)	Retail	1,269	872	913
Gates Global LLC / Gates Corp., 6.3%, 1/15/26	(g)(i)	Miscellaneous Manufacturing	4,551	4,526	4,462
Grifols SA, 3.9%, 10/15/28	(h)(j)	Pharmaceuticals	€3,484	3,202	3,079
HCA, Inc., 5.4%, 2/1/25	(h)	Healthcare-Services	$2,156	2,144	2,134
Hess Midstream Operations LP, 4.3%, 2/15/30	(g)(i)	Pipelines	1,020	905	874
Hess Midstream Operations LP, 5.1%, 6/15/28	(g)(h)	Pipelines	202	186	187
Hilton Grand Vacations Borrower Escrow LLC, 5.0%, 6/1/29	(g)(h)	Lodging	1,062	906	890
Howard Midstream Energy Partners LLC, 8.9%, 7/15/28	(g)(h)	Pipelines	1,550	1,556	1,560
Intesa Sanpaolo SpA, 4.2%, 6/1/32 (fixed, converts to FRN on 6/1/31)	(g)(h)(l)	Banks	813	652	578
Intesa Sanpaolo SpA, 5.0%, 6/26/24	(g)(h)	Banks	5,010	4,915	4,910
Kaiser Aluminum Corp., 4.5%, 6/1/31	(g)(h)	Mining	1,039	787	769
LBM Acquisition LLC, 6.3%, 1/15/29	(g)(h)	Retail	1,366	1,171	1,081
Level 3 Financing, Inc., 3.8%, 7/15/29	(g)(h)	Telecommunications	837	505	427
Life Time, Inc., 8.0%, 4/15/26	(g)(i)	Leisure Time	2,184	2,178	2,131
Lloyds Banking Group PLC, 7.5% 6/27/24 (fixed, converts to FRN on 6/27/24)	(h)(l)(m)	Banks	1,926	1,862	1,879
Lloyds Banking Group PLC, 7.5% 9/27/25 (fixed, converts to FRN on 9/27/25)	(h)(l)(m)	Banks	275	263	256
Lloyds Banking Group PLC, 8.5% 9/27/27 (fixed, converts to FRN on 9/27/27)	(h)(l)(m)	Banks	£2,464	2,723	2,810
Logicor Financing SARL, EMTN, 2.0%, 1/17/34	(h)(j)	Real Estate	€1,049	750	734
Macy’s Retail Holdings LLC, 4.3%, 2/15/43	(h)	Retail	$264	225	145
Macy’s Retail Holdings LLC, 4.5%, 12/15/34	(h)	Retail	1,213	823	814
Macy’s Retail Holdings LLC, 5.1%, 1/15/42	(h)	Retail	295	279	182
Macy’s Retail Holdings LLC, 6.1%, 3/15/32	(g)(h)	Retail	600	527	496
Marriott Ownership Resorts, Inc., 4.8%, 1/15/28	(h)	Lodging	880	882	757
Matador Resources Co., 6.9%, 4/15/28	(g)(h)	Oil & Gas	1,285	1,273	1,261
Medline Borrower LP, 5.3%, 10/1/29	(g)(h)	Healthcare-Products	3,087	2,674	2,631
Methanex Corp., 5.3%, 12/15/29	(h)	Chemicals	74	70	66
Methanex Corp., 5.7%, 12/1/44	(h)	Chemicals	956	694	707
MGM Resorts International, 4.8%, 10/15/28	(h)	Lodging	1,440	1,353	1,258
MGM Resorts International, 5.8%, 6/15/25	(h)	Lodging	618	616	605
MGM Resorts International, 6.8%, 5/1/25	(h)	Lodging	956	961	952

See notes to consolidated financial statements.
13

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mineral Resources Ltd., 8.5%, 5/1/30	(g)(h)	Iron/Steel	$2,061	$2,064	$1,976
Mineral Resources Ltd., 9.3%, 10/1/28	(g)(h)	Mining	1,556	1,556	1,558
MIWD Holdco II LLC / MIWD Finance Corp., 5.5%, 2/1/30	(g)(h)	Building Materials	3,015	2,500	2,396
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/26	(g)(h)	Oil & Gas	188	177	180
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/27	(g)(h)	Oil & Gas	1,205	1,192	1,192
MPT Operating Partnership LP / MPT Finance Corp., 1.0%, 10/15/26	(h)	Real Estate Investment Trusts	€2,795	2,347	2,190
MPT Operating Partnership LP / MPT Finance Corp., 3.5%, 3/15/31	(h)	Real Estate Investment Trusts	$2,224	1,516	1,351
MPT Operating Partnership LP / MPT Finance Corp., 3.7%, 6/5/28	(h)	Real Estate Investment Trusts	£922	836	761
MPT Operating Partnership LP / MPT Finance Corp., 4.6%, 8/1/29	(h)	Real Estate Investment Trusts	$3,620	2,737	2,513
MPT Operating Partnership LP / MPT Finance Corp., 5.0%, 10/15/27	(h)	Real Estate Investment Trusts	195	149	151
Mylan, Inc., 5.2%, 4/15/48	(h)	Pharmaceuticals	934	667	643
Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28	(g)(h)	Diversified Financial Services	851	760	753
NatWest Group PLC, 5.1% 5/12/27 (fixed, converts to FRN on 5/12/27)	(h)(l)(m)	Banks	£1,750	1,666	1,764
NatWest Group PLC, 8.0% 8/10/25 (fixed, converts to FRN on 8/10/25)	(h)(l)(m)	Banks	$4,062	3,961	3,948
Newfold Digital Holdings Group, Inc., 6.0%, 2/15/29	(g)(h)	Internet	1,564	1,178	1,029
NFP Corp., 6.9%, 8/15/28	(g)(h)	Diversified Financial Services	881	754	753
Nokia OYJ, 6.6%, 5/15/39	(h)	Telecommunications	847	857	736
Northern Oil & Gas, Inc., 8.1%, 3/1/28	(g)(h)	Oil & Gas	332	330	328
Northern Oil & Gas, Inc., 8.8%, 6/15/31	(g)(h)	Oil & Gas	2,755	2,779	2,745
NOVA Chemicals Corp., 4.3%, 5/15/29	(g)(h)	Chemicals	2,437	2,075	1,805
NOVA Chemicals Corp., 4.9%, 6/1/24	(g)(h)	Chemicals	692	680	681
NOVA Chemicals Corp., 5.3%, 6/1/27	(g)(h)	Chemicals	776	782	657
NRG Energy, Inc., 3.6%, 2/15/31	(g)(h)	Electric	1,955	1,546	1,478
NRG Energy, Inc., 3.9%, 2/15/32	(g)(h)	Electric	1,977	1,543	1,472
NRG Energy, Inc., 5.3%, 6/15/29	(g)(h)	Electric	1,183	1,062	1,045
NRG Energy, Inc., 10.3% 3/15/28 (fixed, converts to FRN on 3/15/28)	(g)(h)(l)(m)	Electric	5,317	5,147	5,138
Occidental Petroleum Corp., 6.5%, 9/15/36	(h)	Oil & Gas	961	983	934
Occidental Petroleum Corp., 6.6%, 3/15/46	(h)	Oil & Gas	595	612	573
Occidental Petroleum Corp., 8.0%, 6/15/39	(h)	Oil & Gas	632	755	676
OneMain Finance Corp., 4.0%, 9/15/30	(h)	Diversified Financial Services	99	99	73
OneMain Finance Corp., 5.4%, 11/15/29	(h)	Diversified Financial Services	745	623	613
OneMain Finance Corp., 6.6%, 1/15/28	(h)	Diversified Financial Services	667	641	607
Open Text Corp., 3.9%, 12/1/29	(g)(h)	Software	137	111	112
Open Text Holdings, Inc., 4.1%, 12/1/31	(g)(h)	Software	970	774	763
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.3%, 1/15/29	(g)(h)	Advertising	104	83	85
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.6%, 3/15/30	(g)(h)	Advertising	347	277	279
Penn Entertainment, Inc., 4.1%, 7/1/29	(g)(h)	Entertainment	1,701	1,404	1,323

See notes to consolidated financial statements.
14

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Permian Resources Operating LLC, 7.0%, 1/15/32	(g)	Oil & Gas	$713	$713	$692
Petroleos Mexicanos, 6.6%, 6/15/35	(h)	Oil & Gas	2,187	1,552	1,444
PetSmart, Inc. / PetSmart Finance Corp., 7.8%, 2/15/29	(g)(h)(i)	Retail	3,195	3,194	2,945
Plains All American Pipeline LP, Series B, 9.7% 1/5/24 (S+4.4%)	(h)(l)(m)	Pipelines	502	461	474
Post Holdings, Inc., 5.5%, 12/15/29	(g)(h)	Food	1,399	1,385	1,249
Precision Drilling Corp., 6.9%, 1/15/29	(g)(h)	Oil & Gas	1,726	1,587	1,600
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.6%, 9/1/29	(g)(h)	Entertainment	302	228	213
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.9%, 9/1/31	(g)(h)	Entertainment	1,027	743	698
PROG Holdings, Inc., 6.0%, 11/15/29	(g)(h)	Commercial Services	720	649	611
RingCentral, Inc., 8.5%, 8/15/30	(g)(h)(i)	Software	3,369	3,369	3,204
Royal Caribbean Cruises Ltd., 9.3%, 1/15/29	(g)(i)	Leisure Time	3,238	3,313	3,383
SeaWorld Parks & Entertainment, Inc., 5.3%, 8/15/29	(g)(h)(q)	Entertainment	3,064	2,646	2,672
Service Properties Trust, 5.5%, 12/15/27	(h)	Real Estate Investment Trusts	1,461	1,321	1,235
Signal Parent, Inc., 6.1%, 4/1/29	(g)(h)	Commercial Services	1,136	1,126	649
Sirius XM Radio, Inc., 3.9%, 9/1/31	(g)(h)	Media Entertainment	1,799	1,390	1,356
Spectrum Brands, Inc., 3.9%, 3/15/31	(g)(h)	Household Products/Wares	733	623	587
Spectrum Brands, Inc., 5.0%, 10/1/29	(g)(h)	Household Products/Wares	281	258	252
Spectrum Brands, Inc., 5.5%, 7/15/30	(g)(h)	Household Products/Wares	1,446	1,471	1,294
Sprint LLC, 7.1%, 6/15/24	(h)	Telecommunications	1,771	1,785	1,782
Standard Industries, Inc., 2.3%, 11/21/26	(h)(j)	Building Materials	€535	574	498
Station Casinos LLC, 4.6%, 12/1/31	(g)(i)	Lodging	$1,899	1,553	1,502
Sterling Entertainment Enterprises LLC, 10.3%, 1/15/25	(e)	Media Entertainment	813	801	805
Terex Corp., 5.0%, 5/15/29	(g)(h)	Machinery-Construction & Mining	1,073	995	940
Teva Pharmaceutical Finance Netherlands II BV, 4.4%, 5/9/30	(h)	Pharmaceuticals	€5,957	5,201	5,390
Teva Pharmaceutical Finance Netherlands II BV, 7.9%, 9/15/31	(h)	Pharmaceuticals	8,309	9,200	9,051
Thor Industries, Inc., 4.0%, 10/15/29	(g)(h)(q)	Home Builders	$2,947	2,429	2,379
TI Automotive Finance PLC, 3.8%, 4/15/29	(h)(j)	Auto Parts & Equipment	€1,355	1,083	1,199
Tidewater, Inc., 10.4%, 7/3/28	(g)	Oil & Gas	$1,300	1,287	1,342
TransDigm, Inc., 5.5%, 11/15/27	(h)	Aerospace/Defense	946	912	882
TUI Cruises GmbH, 6.5%, 5/15/26	(h)(j)	Leisure Time	€3,067	3,311	3,018
UniCredit SpA, 8.0% 6/3/24 (fixed, converts to FRN on 6/3/24)	(h)(j)(l)(m)	Banks	$3,358	3,290	3,317
Viatris, Inc., 4.0%, 6/22/50	(h)	Pharmaceuticals	2,289	1,415	1,318
Vibrantz Technologies, Inc., 9.0%, 2/15/30	(g)(h)	Chemicals	2,945	2,749	2,347
VICI Properties LP/VICI Note Co., Inc., 4.6%, 6/15/25	(g)(h)	Real Estate Investment Trusts	907	885	872
Victoria’s Secret & Co., 4.6%, 7/15/29	(g)(i)	Retail	4,098	3,454	3,017
Viking Cruises Ltd., 7.0%, 2/15/29	(g)(h)	Leisure Time	5,063	4,538	4,586
Viper Energy Partners LP, 7.4%, 11/1/31	(g)(h)	Oil & Gas	706	706	705
Vistra Corp., 7.0% 12/15/26 (fixed, converts to FRN on 12/15/26)	(g)(h)(l)(m)	Electric	1,812	1,650	1,651

See notes to consolidated financial statements.
15

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Vistra Corp., 8.0% 10/15/26 (fixed, converts to FRN on 10/15/26)	(g)(h)(l)(m)	Electric	$4,534	$4,489	$4,313
Webster Financial Corp., 4.1%, 3/25/29	(h)	Banks	1,077	878	895
Western Midstream Operating LP, 5.3%, 2/1/50	(h)	Pipelines	123	106	91
Western Midstream Operating LP, 5.5%, 4/1/44	(h)	Pipelines	392	335	302
Western Midstream Operating LP, 5.5%, 8/15/48	(h)	Pipelines	735	624	558
Wp/ap Telecom Holdings III BV, 5.5%, 1/15/30	(h)(j)	Telecommunications	€3,053	2,697	2,713
WR Grace Holdings LLC, 5.6%, 8/15/29	(g)(h)	Chemicals	$1,573	1,323	1,221
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.9%, 2/1/29	(g)(h)	Software	1,124	959	929
Total Unsecured Bonds				273,322	264,282

Collateralized Loan Obligation (CLO) / Structured Credit—28.2%
37 Capital CLO I Ltd., Series 2021-1A, Class D, ABS, S+3.8%, 9.2%, 10/15/34	(g)(l)	USD CLO	655	619	619
Accunia European CLO II DAC, Series 2X, Class D, ABS, E+3.0%, 7.0%, 10/15/30	(j)(l)	EUR CLO	€670	662	681
Accunia European CLO III DAC, Series 3X, Class D, ABS, E+3.1%, 7.0%, 1/20/31	(j)(l)	EUR CLO	240	274	241
Alba 2007-1 PLC, Series 2007-1, Class C, CMO, SONIA+0.4%, 5.6%, 3/17/39	(j)(l)	GBP CLO	£511	554	562
Allegro CLO V Ltd., Series 2017-1A, Class BR, ABS, S+1.7%, 7.1%, 10/16/30	(g)(l)	USD CLO	$250	242	245
Alme Loan Funding III DAC, Series 3X, Class DRRE, ABS, E+2.8%, 6.7%, 4/15/32	(j)(l)	EUR CLO	€450	441	456
Alme Loan Funding V DAC, Series 5A, Class DR, ABS, E+3.1%, 7.0%, 7/15/31	(g)(l)	EUR CLO	256	256	264
Alme Loan Funding V DAC, Series 5X, Class ER, ABS, E+5.4%, 9.4%, 7/15/31	(j)(l)	EUR CLO	220	214	225
Ammc CLO XIII Ltd., Series 2013-13A, Class B1LR, ABS, S+3.9%, 9.3%, 7/24/29	(g)(l)	USD CLO	$540	515	540
Anchorage Capital CLO 20 Ltd., Series 2021-20A, Class D, ABS, S+3.9%, 9.3%, 1/20/35	(g)(l)	USD CLO	455	423	435
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class C, ABS, S+2.1%, 7.5%, 1/28/31	(g)(l)	USD CLO	855	820	836
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, ABS, S+2.9%, 8.3%, 1/28/31	(g)(l)	USD CLO	250	241	242
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class DR2, ABS, S+3.9%, 9.2%, 10/27/34	(g)(l)	USD CLO	250	228	240
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class CR, ABS, E+2.4%, 6.4%, 4/15/34	(j)(l)	EUR CLO	€410	375	418
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, ABS, E+3.8%, 7.8%, 7/15/32	(j)(l)	EUR CLO	745	794	752
Anchorage Credit Funding 10 Ltd., Series 2020-10A, Class EV, ABS, 7.1%, 4/25/38	(g)	USD CLO	$250	235	204
Anchorage Credit Funding 12 Ltd., Series 2020-12A, Class D, ABS, 5.9%, 10/25/38	(g)	USD CLO	295	295	253
Anchorage Credit Funding 2 Ltd., Series 2015-2A, Class ERV, ABS, 7.0%, 4/25/38	(g)	USD CLO	250	233	202

See notes to consolidated financial statements.
16

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class DR, ABS, 5.8%, 1/28/39	(g)	USD CLO	$250	$250	$215
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class ER, ABS, 7.2%, 1/28/39	(g)	USD CLO	410	387	328
Anchorage Credit Funding 6 Ltd., Series 2018-6A, Class E, ABS, 6.9%, 7/25/36	(g)	USD CLO	570	548	464
Aqueduct European CLO DAC, Series 2019-4X, Class CR, ABS, E+2.0%, 6.0%, 7/15/32	(j)(l)	EUR CLO	€525	525	521
Arbour CLO VII DAC, Series 7A, Class B2E, ABS, E+1.8%, 5.6%, 3/15/33	(g)(l)	EUR CLO	250	238	256
Ares European CLO IX DAC, Series 9X, Class D, ABS, E+2.4%, 6.4%, 10/14/30	(j)(l)	EUR CLO	520	555	513
Ares European CLO IX DAC, Series 9X, Class E, ABS, E+4.4%, 8.4%, 10/14/30	(j)(l)	EUR CLO	290	321	270
Ares European CLO VI DAC, Series 2013-6X, Class ER, ABS, E+5.3%, 9.3%, 4/15/30	(j)(l)	EUR CLO	340	385	336
Ares European CLO X DAC, Series 10X, Class CR, ABS, E+1.9%, 5.9%, 10/15/31	(j)(l)	EUR CLO	795	814	801
Ares European CLO XII DAC, Series 12X, Class DR, ABS, E+3%, 7.0%, 4/20/32	(j)(l)	EUR CLO	290	303	287
Ares XL CLO Ltd., Series 2016-40A, Class BRR, ABS, S+2.1%, 7.5%, 1/15/29	(g)(l)	USD CLO	$350	335	346
Ares XLIX CLO Ltd., Series 2018-49A, Class D, ABS, S+3.3%, 8.7%, 7/22/30	(g)(l)	USD CLO	250	246	235
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, ABS, S+2.9%, 8.3%, 10/15/30	(g)(l)	USD CLO	1,370	1,323	1,312
Ares XXXVII CLO Ltd., Series 2015-4A, Class BR, ABS, S+2.1%, 7.5%, 10/15/30	(g)(l)	USD CLO	250	246	247
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, ABS, S+3.3%, 8.7%, 7/15/30	(g)(l)	USD CLO	250	250	238
Armada Euro CLO III DAC, Series 3A, Class DR, ABS, E+3.3%, 7.3%, 7/15/31	(g)(l)	EUR CLO	€880	859	889
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class DR, ABS, S+2.9%, 8.2%, 11/17/27	(g)(l)	USD CLO	$500	485	499
Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class D, ABS, S+2.8%, 8.2%, 4/20/28	(g)(l)	USD CLO	250	239	248
Atrium IX, Series 9A, Class CR2, ABS, S+2.3%, 7.6%, 5/28/30	(g)(l)	USD CLO	1,560	1,468	1,519
Atrium XIII, Series 13A, Class C, ABS, S+2.1%, 7.5%, 11/21/30	(g)(l)	USD CLO	430	417	419
Atrium XIV LLC, Series 14A, Class D, ABS, S+3.2%, 8.6%, 8/23/30	(g)(l)	USD CLO	250	238	244
Aurium CLO III DAC, Series 3X, Class D, ABS, E+3.1%, 7.1%, 4/16/30	(j)(l)	EUR CLO	€300	317	305
Aurium CLO IV DAC, Series 4X, Class D, ABS, E+2.3%, 6.3%, 1/16/31	(j)(l)	EUR CLO	305	305	283
Aurium CLO VII DAC, Series 7X, Class D, ABS, E+3.1%, 6.9%, 5/15/34	(j)(l)	EUR CLO	380	395	372
Avoca Capital CLO X Ltd., Series 10X, Class DRR, ABS, E+3.1%, 7.1%, 4/15/35	(j)(l)	EUR CLO	1,130	1,127	1,092

See notes to consolidated financial statements.
17

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Avoca CLO XI DAC, Series 11X, Class DR, ABS, E+3.1%, 7.0%, 7/15/30	(j)(l)	EUR CLO	€490	$497	$509
Avoca CLO XI DAC, Series 11X, Class ER, ABS, E+5.0%, 9.0%, 7/15/30	(j)(l)	EUR CLO	210	227	217
Avoca CLO XIII DAC, Series 13X, Class ERR, ABS, E+6.2%, 10.2%, 4/15/34	(j)(l)	EUR CLO	240	230	233
Avoca CLO XIX DAC, Series 19X, Class D, ABS, E+3.2%, 7.2%, 10/15/31	(j)(l)	EUR CLO	400	411	405
Avoca CLO XV DAC, Series 15X, Class ER, ABS, E+4.1%, 8.1%, 4/15/31	(j)(l)	EUR CLO	360	388	334
Avoca CLO XVII DAC, Series 17X, Class CRR, ABS, E+2.2%, 6.1%, 10/15/32	(j)(l)	EUR CLO	860	889	873
Avoca CLO XVIII DAC, Series 18X, Class E, ABS, E+4.6%, 8.6%, 4/15/31	(j)(l)	EUR CLO	195	216	193
Avoca CLO XXII DAC, Series 22A, Class D, ABS, E+2.9%, 6.9%, 4/15/35	(g)(l)	EUR CLO	360	320	349
Avoca CLO XXIII DAC, Series 23X, Class B1, ABS, E+1.5%, 5.5%, 4/15/34	(j)(l)	EUR CLO	455	438	460
Avoca CLO XXIII DAC, Series 23X, Class D, ABS, E+3.1%, 7.0%, 4/15/34	(j)(l)	EUR CLO	285	274	280
Avoca CLO XXIV DAC, Series 24X, Class DR, ABS, E+3.0%, 7.0%, 7/15/34	(j)(l)	EUR CLO	165	163	157
Avoca CLO XXVI DAC, Series 26X, Class B1, ABS, E+1.8%, 5.7%, 4/15/35	(j)(l)	EUR CLO	355	380	360
Bain Capital Euro CLO DAC, Series 2018-2X, Class D, ABS, E+3.2%, 7.2%, 1/20/32	(j)(l)	EUR CLO	370	359	352
Bain Capital Euro CLO DAC, Series 2021-2X, Class D, ABS, E+3.4%, 7.4%, 7/17/34	(j)(l)	EUR CLO	355	374	340
Barings Euro CLO DAC, Series 2018-1X, Class D, ABS, E+2.3%, 6.3%, 4/15/31	(j)(l)	EUR CLO	190	196	189
Barings Euro CLO DAC, Series 2019-1X, Class CR, ABS, E+3.0%, 6.9%, 10/15/34	(j)(l)	EUR CLO	245	251	247
Barings Euro CLO DAC, Series 2018-2X, Class D, ABS, E+3.2%, 7.2%, 10/15/31	(j)(l)	EUR CLO	920	1,080	912
Barings Euro CLO DAC, Series 2018-3A, Class DE, ABS, E+3.7%, 7.6%, 7/27/31	(g)(l)	EUR CLO	480	525	470
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, ABS, S+4.0%, 9.4%, 7/15/29	(g)(l)	USD CLO	$250	244	250
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, ABS, S+2.3%, 7.7%, 10/15/30	(g)(l)	USD CLO	400	386	391
Betony CLO 2 Ltd., Series 2018-1A, Class C, ABS, S+3.2%, 8.6%, 4/30/31	(g)(l)	USD CLO	250	234	238
Bilbao CLO I DAC, Series 1X, Class B, ABS, E+1.7%, 5.7%, 7/20/31	(j)(l)	EUR CLO	€515	527	521
Bilbao CLO I DAC, Series 1X, Class C, ABS, E+2.6%, 6.5%, 7/20/31	(j)(l)	EUR CLO	550	567	546
Bilbao CLO II DAC, Series 2X, Class A2AR, ABS, E+1.6%, 5.4%, 8/20/35	(j)(l)	EUR CLO	465	422	470
Bilbao CLO II DAC, Series 2X, Class BR, ABS, E+2.1%, 5.9%, 8/20/35	(j)(l)	EUR CLO	495	516	491

See notes to consolidated financial statements.
18

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Bilbao CLO III DAC, Series 3X, Class BR, ABS, E+2%, 5.8%, 5/17/34	(j)(l)	EUR CLO	€490	$509	$486
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D2, ABS, S+5.2%, 10.6%, 10/19/34	(g)(l)	USD CLO	$605	599	581
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D2, ABS, S+5.4%, 10.8%, 1/19/35	(g)(l)	USD CLO	885	876	850
Black Diamond CLO DAC, Series 2017-2X, Class CNE, ABS, E+2.0%, 5.9%, 1/20/32	(j)(l)	EUR CLO	€590	609	594
Black Diamond CLO Ltd., Series 2017-1A, Class C, ABS, S+4.2%, 9.6%, 4/24/29	(g)(l)	USD CLO	$590	581	591
BlackRock European CLO 1 DAC, Series 1X, Class DR, ABS, E+2.3%, 6.1%, 3/15/31	(j)(l)	EUR CLO	€300	299	289
BlackRock European CLO IV DAC, Series 4X, Class D, ABS, E+2.7%, 6.6%, 7/15/30	(j)(l)	EUR CLO	€900	938	882
BlackRock European CLO X DAC, Series 10X, Class B1R, ABS, E+1.8%, 5.7%, 10/15/34	(j)(l)	EUR CLO	260	267	263
BlueMountain Fuji EUR CLO V DAC, Series 5X, Class C, ABS, E+2.5%, 6.4%, 1/15/33	(j)(l)	EUR CLO	865	867	873
BlueMountain Fuji EUR CLO V DAC, Series 5X, Class D, ABS, E+3.9%, 7.8%, 1/15/33	(j)(l)	EUR CLO	160	163	161
BlueMountain Fuji U.S. CLO III Ltd., Series 2017-3A, Class D, ABS, S+2.7%, 8.1%, 1/15/30	(g)(l)	USD CLO	$250	239	234
BNPP AM Euro CLO DAC, Series 2017-1X, Class B, ABS, E+1.6%, 5.5%, 10/15/31	(j)(l)	EUR CLO	€380	395	386
BNPP IP CLO Ltd., Series 2014-2A, Class DR, ABS, S+3.8%, 9.2%, 10/30/25	(g)(l)	USD CLO	$22	22	22
Bosphorus CLO V DAC, Series 5A, Class DE, ABS, E+4.8%, 8.6%, 12/12/32	(g)(l)	EUR CLO	€320	354	328
Bridgepoint CLO 2 DAC, Series 2X, Class C, ABS, E+2.0%, 6.0%, 4/15/35	(j)(l)	EUR CLO	300	293	298
Bridgepoint CLO 2 DAC, Series 2X, Class D, ABS, E+3.0%, 7.0%, 4/15/35	(j)(l)	EUR CLO	310	308	298
Bridgepoint CLO 3 DAC, Series 3X, Class D, ABS, E+3.4%, 7.4%, 1/15/36	(j)(l)	EUR CLO	290	292	284
Buttermilk Park CLO Ltd., Series 2018-1A, Class C, ABS, S+2.4%, 7.8%, 10/15/31	(g)(l)	USD CLO	$250	240	246
BX Trust, Series 2019-OC11, Class E, 3.9%, 12/9/41	(g)(l)	Commercial MBS	1,130	934	890
BX Trust, Series 2021-ARIA, Class D, S+2.0%, 7.3%, 10/15/36	(g)(l)	Commercial MBS	765	730	721
BX Trust, Series 2021-ARIA, Class E, S+2.4%, 7.7%, 10/15/36	(g)(l)	Commercial MBS	345	322	324
BX Trust, Series 2021-ARIA, Class F, S+2.7%, 8.0%, 10/15/36	(g)(l)	Commercial MBS	630	582	588
BX Trust, Series 2018-BILT, Class E, S+2.7%, 8.1%, 5/15/30	(g)(l)	Commercial MBS	175	170	173
Cairn CLO IX DAC, Series 2018-9X, Class C, ABS, E+1.5%, 5.5%, 4/25/32	(j)(l)	EUR CLO	€415	396	413
Cairn CLO VII DAC, Series 2016-7X, Class E, ABS, E+6.4%, 10.3%, 1/31/30	(j)(l)	EUR CLO	440	486	449

See notes to consolidated financial statements.
19

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Cairn CLO XI DAC, Series 2019-11X, Class D, ABS, E+4.2%, 8.1%, 7/15/32	(j)(l)	EUR CLO	€625	$682	$624
Cairn CLO XIV DAC, Series 2021-14A, Class B1, ABS, E+1.7%, 5.7%, 10/29/34	(g)(l)	EUR CLO	250	241	253
Cairn CLO XIV DAC, Series 2021-14X, Class C, ABS, E+2.1%, 6.1%, 10/29/34	(j)(l)	EUR CLO	320	334	314
Cairn CLO XV DAC, Series 2022-15X, Class B1, ABS, E+1.8%, 5.7%, 4/15/36	(j)(l)	EUR CLO	410	360	413
Canyon Capital CLO Ltd., Series 2014-1A, Class BR, ABS, S+2.1%, 7.5%, 1/30/31	(g)(l)	USD CLO	$665	633	638
Canyon Capital CLO Ltd., Series 2016-2A, Class CR, ABS, S+2.5%, 7.9%, 10/15/31	(g)(l)	USD CLO	285	281	281
Capital Four CLO I DAC, Series 1X, Class C, ABS, E+2.6%, 6.5%, 1/15/33	(j)(l)	EUR CLO	€440	475	449
Capital Four CLO II DAC, Series 2X, Class C, ABS, E+2.7%, 6.7%, 1/15/34	(j)(l)	EUR CLO	290	264	296
Capital Four CLO III DAC, Series 3X, Class B1, ABS, E+1.8%, 5.7%, 10/15/34	(j)(l)	EUR CLO	545	492	551
Carbone CLO Ltd., Series 2017-1A, Class B, ABS, S+2.1%, 7.5%, 1/20/31	(g)(l)	USD CLO	$545	513	532
Carlyle Euro CLO DAC, Series 2017-3X, Class C, ABS, E+2.5%, 6.5%, 1/15/31	(j)(l)	EUR CLO	€160	158	148
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, ABS, S+3.6%, 9.0%, 8/14/30	(g)(l)	USD CLO	$435	418	422
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-2X, Class BRR, ABS, E+2.4%, 6.4%, 4/15/34	(j)(l)	EUR CLO	€525	565	509
Carlyle Global Market Strategies Euro CLO DAC, Series 2015-3X, Class C1RE, ABS, E+2.6%, 6.5%, 7/15/30	(j)(l)	EUR CLO	€275	323	270
Carlyle Global Market Strategies Euro CLO DAC, Series 2020-1X, Class D, ABS, E+5.4%, 9.4%, 4/15/33	(j)(l)	EUR CLO	250	291	216
Carlyle U.S. CLO Ltd., Series 2017-5A, Class B, ABS, S+2.1%, 7.5%, 1/20/30	(g)(l)	USD CLO	$440	410	425
Carlyle U.S. CLO Ltd., Series 2017-4A, Class C, ABS, S+3.1%, 8.5%, 1/15/30	(g)(l)	USD CLO	250	235	236
CarMax Auto Owner Trust, Series 2022-4, Class D, ABS, 8.1%, 4/16/29		Asset-Backed - Automobile	660	656	673
CarVal CLO VC Ltd., Series 2021-2A, Class C, ABS, S+2.5%, 7.9%, 10/15/34	(g)(l)	USD CLO	355	334	346
Catalyst Healthcare Manchester Financing PLC, Series AMBC, 2.4%, 9/30/40	(h)	Healthcare-Services	£237	605	523
Catamaran CLO Ltd., Series 2014-1A, Class CR, ABS, S+3.7%, 9.1%, 4/22/30	(g)(l)	USD CLO	$250	244	235
CBAM Ltd., Series 2017-1A, Class C, ABS, S+2.7%, 8.1%, 7/20/30	(g)(l)	USD CLO	535	523	532
Cedar Funding VII CLO Ltd., Series 2018-7A, Class C, ABS, S+2.0%, 7.4%, 1/20/31	(g)(l)	USD CLO	395	387	381
Cedar Funding VII CLO Ltd., Series 2018-7A, Class D, ABS, S+2.8%, 8.2%, 1/20/31	(g)(l)	USD CLO	250	237	239

See notes to consolidated financial statements.
20

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
CIFC European Funding CLO III DAC, Series 3X, Class D, ABS, E+3.6%, 7.6%, 1/15/34	(j)(l)	EUR CLO	€355	$355	$360
CIFC European Funding CLO IV DAC, Series 4X, Class D, ABS, E+3.1%, 7.1%, 8/18/35	(j)(l)	EUR CLO	280	247	272
CIFC European Funding CLO V DAC, Series 5X, Class D, ABS, E+3.2%, 7.1%, 11/23/34	(j)(l)	EUR CLO	520	471	506
CIFC Funding Ltd., Series 2017-2X, Class CR, ABS, S+2.1%, 7.5%, 4/20/30	(j)(l)	USD CLO	$250	232	243
CIFC Funding Ltd., Series 2013-4A, Class DRR, ABS, S+3.1%, 8.4%, 4/27/31	(g)(l)	USD CLO	605	568	582
CIFC Funding Ltd., Series 2018-2A, Class C, ABS, S+3.1%, 8.5%, 4/20/31	(g)(l)	USD CLO	325	303	315
Clover CLO LLC, Series 2021-2A, Class C, ABS, S+2.3%, 7.7%, 7/20/34	(g)(l)	USD CLO	625	610	613
Clover Credit Partners CLO III Ltd., Series 2017-1A, Class D, ABS, S+4.0%, 9.4%, 10/15/29	(g)(l)	USD CLO	1,710	1,691	1,689
Contego CLO V DAC, Series 5X, Class D, ABS, E+2.7%, 6.6%, 1/15/31	(j)(l)	EUR CLO	€275	277	270
CVC Cordatus Loan Fund III DAC, Series 3X, Class DRR, ABS, E+2.6%, 6.3%, 8/15/32	(j)(l)	EUR CLO	850	838	836
CVC Cordatus Loan Fund VII DAC, Series 7X, Class DRR, ABS, E+2.9%, 6.7%, 9/15/31	(j)(l)	EUR CLO	285	261	282
CVC Cordatus Loan Fund X DAC, Series 10X, Class C, ABS, E+1.6%, 5.5%, 1/27/31	(j)(l)	EUR CLO	200	206	200
CVC Cordatus Loan Fund X DAC, Series 10X, Class D, ABS, E+2.5%, 6.4%, 1/27/31	(j)(l)	EUR CLO	190	207	185
CVC Cordatus Loan Fund XI DAC, Series 11X, Class CR, ABS, E+1.9%, 5.9%, 10/15/31	(j)(l)	EUR CLO	420	433	425
CVC Cordatus Loan Fund XVI DAC, Series 16X, Class D, ABS, E+4.2%, 8.0%, 6/17/32	(j)(l)	EUR CLO	165	166	169
CVC Cordatus Loan Fund XVIII DAC, Series 18X, Class CR, ABS, E+2.2%, 6.1%, 7/29/34	(j)(l)	EUR CLO	310	318	310
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, ABS, E+3.2%, 7.0%, 12/15/34	(j)(l)	EUR CLO	475	454	453
Dartry Park CLO DAC, Series 1X, Class BRR, ABS, E+2.3%, 6.3%, 1/28/34	(j)(l)	EUR CLO	355	337	359
Diamond CLO Ltd., Series 2019-1A, Class E, ABS, S+8.3%, 13.7%, 4/25/29	(g)(l)	USD CLO	$805	805	806
Dryden 41 Senior Loan Fund, Series 2015-41A, Class CR, ABS, S+2.0%, 7.4%, 4/15/31	(g)(l)	USD CLO	250	241	243
Dryden 59 Euro CLO DAC, Series 2017-59X, Class D1, ABS, E+2.4%, 6.2%, 5/15/32	(j)(l)	EUR CLO	€365	392	343
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, ABS, S+2.1%, 7.5%, 4/15/29	(g)(l)	USD CLO	$350	337	344
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, ABS, S+3.4%, 8.8%, 8/15/30	(g)(l)	USD CLO	435	421	422
Eaton Vance CLO Ltd., Series 2014-1RA, Class C, ABS, S+2.4%, 7.8%, 7/15/30	(g)(l)	USD CLO	325	318	312
Eaton Vance CLO Ltd., Series 2014-1RA, Class D, ABS, S+3.3%, 8.7%, 7/15/30	(g)(l)	USD CLO	250	237	238

See notes to consolidated financial statements.
21

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Elevation CLO Ltd., Series 2018-3A, Class CR, ABS, S+2.7%, 8.1%, 1/25/35	(g)(l)	USD CLO	$500	$489	$483
Elevation CLO Ltd., Series 2021-14A, Class D2, ABS, S+5.3%, 10.7%, 10/20/34	(g)(l)	USD CLO	630	622	569
Ellington CLO I Ltd., Series 2017-1A, Class DR, ABS, S+3.6%, 9.0%, 10/15/29	(g)(l)	USD CLO	410	399	399
Ellington CLO II Ltd., Series 2017-2A, Class D, ABS, S+3.9%, 9.3%, 2/15/29	(g)(l)	USD CLO	500	488	468
Ellington CLO IV Ltd., Series 2019-4A, Class D1, ABS, S+5.8%, 11.2%, 4/15/29	(g)(l)	USD CLO	585	580	569
Erna SRL, Series 1, Class A, E+2.3%, 6.2%, 7/25/31	(j)(l)	Commercial MBS	€169	196	176
Erna SRL, Series 1, Class B, E+3.6%, 7.6%, 7/25/31	(j)(l)	Commercial MBS	467	512	481
Euro-Galaxy III CLO DAC, Series 2013-3X, Class BR2, ABS, E+1.4%, 5.4%, 4/24/34	(j)(l)	EUR CLO	955	987	967
Euro-Galaxy III CLO DAC, Series 2013-3X, Class DRRR, ABS, E+3.3%, 7.2%, 4/24/34	(j)(l)	EUR CLO	230	243	229
Euro-Galaxy V CLO DAC, Series 2016-5A, Class CRR, ABS, E+2.4%, 6.2%, 2/15/34	(g)(l)	EUR CLO	345	311	348
Euro-Galaxy V CLO DAC, Series 2016-5X, Class DRR, ABS, E+3.7%, 7.4%, 2/15/34	(j)(l)	EUR CLO	440	464	440
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class CR, ABS, E+2.4%, 6.4%, 7/25/35	(j)(l)	EUR CLO	895	884	900
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class DR, ABS, E+3.5%, 7.5%, 7/25/35	(j)(l)	EUR CLO	1,210	1,196	1,190
Fair Oaks Loan Funding I DAC, Series 1X, Class DR, ABS, E+3.4%, 7.4%, 4/15/34	(j)(l)	EUR CLO	385	380	383
Fair Oaks Loan Funding II DAC, Series 2X, Class DR, ABS, E+3.1%, 7.0%, 4/15/34	(j)(l)	EUR CLO	370	382	362
Fair Oaks Loan Funding III DAC, Series 3X, Class DR, ABS, E+3.0%, 7.0%, 10/15/34	(j)(l)	EUR CLO	945	935	899
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2023-MN7, Class M1, ABS, S+3.6%, 8.9%, 9/25/43	(g)(l)	USD CLO	$1,605	1,605	1,618
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class M2, CMO, S+1.8%, 7.1%, 11/25/41	(g)(l)	USD CLO	985	941	970
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M2, CMO, S+2.1%, 7.4%, 10/25/33	(g)(l)	USD CLO	1,285	1,243	1,285
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA2, Class M2, CMO, S+2.1%, 7.4%, 12/25/33	(g)(l)	USD CLO	645	616	637
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA1, Class M2, CMO, S+2.3%, 7.6%, 8/25/33	(g)(l)	USD CLO	408	394	406
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class M1B, CMO, S+2.4%, 7.7%, 2/25/42	(g)(l)	USD CLO	560	525	561
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-DNA2, Class B1, CMO, S+2.6%, 7.9%, 2/25/50	(g)(l)	USD CLO	80	77	81

See notes to consolidated financial statements.
22

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA5, Class B1, ABS, S+3.1%, 8.4%, 1/25/34	(g)(l)	USD CLO	$260	$253	$261
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA2, Class B1, ABS, S+3.2%, 8.5%, 12/25/33	(g)(l)(q)	USD CLO	520	514	515
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1B, ABS, S+3.3%, 8.6%, 4/25/43	(g)(l)	USD CLO	270	270	277
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, ABS, S+4.0%, 9.3%, 11/25/50	(g)(l)	USD CLO	310	323	331
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2, CMO, S+1.7%, 7.0%, 12/25/41	(g)(l)	USD CLO	184	167	181
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2021-R02, Class 2M2, ABS, S+2.0%, 7.3%, 11/25/41	(g)(l)	USD CLO	275	266	270
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, ABS, S+2.7%, 8.0%, 7/25/43	(g)(l)	USD CLO	230	230	230
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, CMO, S+3.0%, 8.3%, 1/25/42	(g)(l)	USD CLO	1,460	1,419	1,461
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R05, Class 2M2, ABS, S+3.0%, 8.3%, 4/25/42	(g)(l)	USD CLO	260	256	264
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, CMO, S+3.1%, 8.4%, 3/25/42	(g)(l)	USD CLO	435	420	444
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, ABS, S+3.1%, 8.4%, 6/25/43	(g)(l)	USD CLO	330	330	334
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, ABS, S+3.6%, 8.9%, 5/25/43	(g)(l)	USD CLO	570	570	585
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, CMO, S+3.9%, 9.2%, 9/25/39	(g)(l)	USD CLO	355	355	365
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B1, ABS, S+3.9%, 9.2%, 7/25/43	(g)(l)	USD CLO	105	105	105
Fidelity Grand Harbour CLO DAC, Series 2021-1X, Class C, ABS, E+2.5%, 6.5%, 10/15/34	(j)(l)	EUR CLO	€375	383	376
First Eagle Clarendon Fund CLO LLC, Series 2014-1A, Class E, ABS, S+6.3%, 11.7%, 1/25/27	(g)(l)	USD CLO	$179	179	179
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class F, 4.0%, 12/10/36	(g)(l)	Commercial MBS	310	290	292
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class G, 4.0%, 12/10/36	(g)(l)	Commercial MBS	570	526	538

See notes to consolidated financial statements.
23

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Galaxy XIX CLO Ltd., Series 2015-19A, Class BRR, ABS, S+2.1%, 7.5%, 7/24/30	(g)(l)	USD CLO	$520	$494	$507
Galaxy XXIV CLO Ltd., Series 2017-24X, Class D, ABS, S+2.7%, 8.1%, 1/15/31	(j)(l)	USD CLO	550	512	526
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, ABS, S+3.0%, 8.4%, 5/16/31	(g)(l)	USD CLO	1,290	1,218	1,251
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class B, ABS, S+1.9%, 7.3%, 7/15/31	(g)(l)	USD CLO	525	507	515
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class C, ABS, S+2.2%, 7.6%, 7/15/31	(g)(l)	USD CLO	250	242	239
Gallatin CLO IX Ltd., Series 2018-1A, Class D1, ABS, S+3.4%, 8.8%, 1/21/28	(g)(l)	USD CLO	250	248	249
Gallatin CLO IX Ltd., Series 2018-1A, Class E, ABS, S+5.7%, 11.1%, 1/21/28	(g)(l)	USD CLO	1,160	1,141	1,160
GAM FRR2 H Co.	(e)(n)(o)	USD CLO	1	569	563
GAM Re-REMIC Trust, Series 2021-FRR1, Class 1C, 0.0%, 11/29/50	(g)(n)(p)	Commercial MBS	41	29	28
GAM Re-REMIC Trust, Series 2021-FRR1, Class 1D, 0.0%, 11/29/50	(g)(n)(p)	Commercial MBS	60	42	40
GAM Re-REMIC Trust, Series 2021-FRR1, Class 2C, 0.0%, 11/29/50	(g)(n)(p)	Commercial MBS	44	30	29
GAM Re-REMIC Trust, Series 2021-FRR2, Class CK44, 0.0%, 9/27/51	(g)(n)(p)	Commercial MBS	43	36	38
GAM Re-REMIC Trust, Series 2021-FRR2, Class DK49, 0.0%, 9/27/51	(g)(n)(p)	Commercial MBS	34	27	28
GAM Re-REMIC Trust, Series 2021-FRR2, Class D730, 0.0%, 9/27/51	(g)(n)(p)	Commercial MBS	35	29	31
GAM Re-REMIC Trust, Series 2021-FRR2, Class CK78, 0.0%, 9/27/51	(g)(n)(p)	Commercial MBS	29	19	18
GAM Re-REMIC Trust, Series 2021-FRR2, Class BK78, 2.4%, 9/27/51	(g)(l)	Commercial MBS	46	37	33
Golub Capital Partners 48 LP, Series 2020-48A, Class D, ABS, S+4.1%, 9.5%, 4/17/33	(g)(l)	USD CLO	250	234	242
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class CR, ABS, S+2.4%, 7.8%, 4/20/35	(g)(l)	USD CLO	310	288	302
Great Wolf Trust, Series 2019-WOLF, Class E, S+2.8%, 8.2%, 12/15/36	(g)(l)	Commercial MBS	1,530	1,497	1,503
Great Wolf Trust, Series 2019-WOLF, Class F, S+3.2%, 8.6%, 12/15/36	(g)(l)	Commercial MBS	480	471	470
Halcyon Loan Advisors Funding Ltd., Series 2017-2A, Class B, ABS, S+2.4%, 7.8%, 1/17/30	(g)(l)	USD CLO	440	426	435
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class D1R, ABS, S+3.4%, 8.7%, 7/25/27	(g)(l)	USD CLO	615	602	583
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class D2R, ABS, S+3.4%, 8.7%, 7/25/27	(g)(l)	USD CLO	405	397	384
Halseypoint CLO II Ltd., Series 2020-2A, Class D, ABS, S+3.3%, 8.7%, 7/20/31	(g)(l)	USD CLO	680	639	670
Harvest CLO XI DAC, Series 11X, Class DR, ABS, S+3.2%, 7.2%, 6/26/30	(j)(l)	EUR CLO	€465	481	470

See notes to consolidated financial statements.
24

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Harvest CLO XII DAC, Series 12X, Class DR, ABS, E+2.7%, 6.5%, 11/18/30	(j)(l)	EUR CLO	€595	$600	$590
Harvest CLO XIX DAC, Series 19X, Class D, ABS, E+2.6%, 6.5%, 4/14/31	(j)(l)	EUR CLO	660	685	641
Harvest CLO XV DAC, Series 15X, Class DR, ABS, E+2.8%, 6.6%, 11/22/30	(j)(l)	EUR CLO	320	319	313
Harvest CLO XVIII DAC, Series 18X, Class C, ABS, E+1.7%, 5.6%, 10/15/30	(j)(l)	EUR CLO	540	543	540
Harvest CLO XX DAC, Series 20X, Class DR, ABS, E+3.1%, 7.1%, 10/20/31	(j)(l)	EUR CLO	335	337	333
Harvest CLO XXII DAC, Series 22X, Class CR, ABS, E+2.3%, 6.3%, 1/15/32	(j)(l)	EUR CLO	235	249	234
Harvest CLO XXIII DAC, Series 23A, Class CE, ABS, E+2.1%, 6.0%, 10/20/32	(g)(l)	EUR CLO	250	249	245
Harvest CLO XXVII DAC, Series 27X, Class D, ABS, E+3.4%, 7.4%, 7/15/34	(j)(l)	EUR CLO	285	273	275
Henley CLO I DAC, Series 1X, Class DR, ABS, E+3.0%, 7.0%, 7/25/34	(j)(l)	EUR CLO	425	408	414
Henley CLO III DAC, Series 3X, Class CR, ABS, E+2.3%, 6.3%, 12/25/35	(j)(l)	EUR CLO	400	413	402
Henley CLO III DAC, Series 3X, Class DR, ABS, E+3.3%, 7.3%, 12/25/35	(j)(l)	EUR CLO	280	292	274
Henley CLO VI DAC, Series 6X, Class D, ABS, E+3.2%, 7.1%, 6/10/34	(j)(l)	EUR CLO	485	490	458
Hertz Vehicle Financing III LP, Series 2021-2A, Class D, ABS, 4.3%, 12/27/27	(g)	Asset-Backed - Automobile	$530	465	461
Highbridge Loan Management Ltd., Series 12A-18, Class B, ABS, S+2.1%, 7.5%, 7/18/31	(g)(l)	USD CLO	435	426	424
HPS Loan Management Ltd., Series 13A-18, Class C, ABS, S+2.4%, 7.8%, 10/15/30	(g)(l)	USD CLO	1,015	962	994
JMP Credit Advisors CLO IV Ltd., Series 2017-1A, Class D, ABS, S+4.4%, 9.8%, 7/17/29	(g)(l)	USD CLO	610	599	610
JP Morgan Mortgage Trust, Series 2019-INV1, Class B4, CMO, 5.0%, 10/25/49	(g)(l)	USD CLO	402	357	345
Jubilee CLO DAC, Series 2017-19X, Class C, ABS, E+1.8%, 5.7%, 7/25/30	(j)(l)	EUR CLO	€580	584	573
Jubilee CLO DAC, Series 2021-25A, Class C1, ABS, E+2.3%, 6.2%, 10/15/35	(g)(l)	EUR CLO	285	270	283
Jubilee CLO DAC, Series 2016-17X, Class CR, ABS, E+2.4%, 6.4%, 4/15/31	(j)(l)	EUR CLO	1,050	1,060	1,058
Jubilee CLO DAC, Series 2018-20X, Class D, ABS, E+2.8%, 6.7%, 7/19/31	(j)(l)	EUR CLO	780	775	771
Jubilee CLO DAC, Series 2014-12X, Class DR, ABS, E+2.9%, 6.9%, 4/15/30	(j)(l)	EUR CLO	155	175	156
Jubilee CLO DAC, Series 2021-25X, Class D, ABS, E+3.2%, 7.2%, 10/15/35	(j)(l)	EUR CLO	305	260	289
Jubilee CLO DAC, Series 2014-11X, Class DR, ABS, E+3.3%, 7.3%, 4/15/30	(j)(l)	EUR CLO	305	283	315
Jubilee CLO DAC, Series 2018-21X, Class DR, ABS, E+3.3%, 7.3%, 4/15/35	(j)(l)	EUR CLO	830	814	815

See notes to consolidated financial statements.
25

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Jubilee CLO DAC, Series 2013-10X, Class DRR, ABS, E+3.6%, 7.5%, 7/15/34	(j)(l)	EUR CLO	€175	$183	$170
Jubilee CLO XXIV DAC, Series 2020-24X, Class D, ABS, E+3.9%, 7.9%, 1/16/34	(j)(l)	EUR CLO	475	507	478
KKR CLO 32 Ltd., Series 32A, Class C, ABS, S+2.7%, 8.1%, 1/15/32	(g)(l)	USD CLO	$250	247	248
KVK CLO Ltd., Series 2013-1A, Class ER, ABS, S+6.2%, 11.6%, 1/14/28	(g)(l)	USD CLO	500	497	500
LCM XVII LP, Series 17A, Class CRR, ABS, S+2.4%, 7.8%, 10/15/31	(g)(l)	USD CLO	580	548	549
LCM XX LP, Series 20A, Class DR, ABS, S+3.1%, 8.5%, 10/20/27	(g)(l)	USD CLO	54	52	54
LCM XXI LP, Series 21A, Class ER, ABS, S+6.0%, 11.4%, 4/20/28	(g)(l)	USD CLO	541	523	541
Lehman XS Trust, Series 2007-6, Class 3A2, ABS, 4.3%, 5/25/37		USD CLO	43	44	42
Lehman XS Trust, Series 2007-6, Class 3A4, ABS, 4.3%, 5/25/37		USD CLO	167	171	121
Lehman XS Trust, Series 2007-6, Class 3A31, ABS, 4.3%, 5/25/37		USD CLO	123	125	106
Lehman XS Trust, Series 2007-6, Class 3A32, ABS, S+0.6%, 4.3%, 5/25/37	(l)	USD CLO	140	126	121
Lehman XS Trust, Series 2007-14H, Class A22, CMO, S+0.9%, 6.2%, 7/25/47	(l)	USD CLO	210	211	193
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR, ABS, S+2.3%, 7.6%, 1/25/30	(g)(l)	USD CLO	550	539	538
Long Point Park CLO Ltd., Series 2017-1A, Class C, ABS, S+2.7%, 8.1%, 1/17/30	(g)(l)	USD CLO	305	288	280
Longfellow Place CLO Ltd., Series 2013-1A, Class DRR, ABS, S+4.8%, 10.2%, 4/15/29	(g)(l)	USD CLO	520	513	522
LUX, Series 2023-LION, Class C, S+3.9%, 9.3%, 8/15/40	(g)(l)	Commercial MBS	590	589	595
Madison Park Euro Funding IX DAC, Series 9X, Class DR, ABS, E+3.2%, 7.2%, 7/15/35	(j)(l)	EUR CLO	€315	265	305
Madison Park Euro Funding VI DAC, Series 6X, Class CRE, ABS, E+2%, 6.0%, 10/15/30	(j)(l)	EUR CLO	297	306	301
Madison Park Euro Funding VI DAC, Series 6X, Class DR, ABS, E+2.9%, 6.9%, 10/15/30	(j)(l)	EUR CLO	280	283	279
Madison Park Euro Funding X DAC, Series 10X, Class C1, ABS, E+1.7%, 5.6%, 10/25/30	(j)(l)	EUR CLO	115	106	116
Madison Park Euro Funding XI DAC, Series 11X, Class C, ABS, E+1.9%, 5.6%, 2/15/31	(j)(l)	EUR CLO	€850	870	846
Madison Park Euro Funding XIII DAC, Series 13X, Class CR, ABS, E+2.4%, 6.3%, 1/15/32	(j)(l)	EUR CLO	355	345	363
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, ABS, S+3.5%, 8.9%, 7/23/29	(g)(l)	USD CLO	$430	422	424
Madison Park Funding XIV Ltd., Series 2014-14A, Class DRR, ABS, S+3.2%, 8.6%, 10/22/30	(g)(l)(q)	EUR CLO	919	888	885
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, ABS, S+3.2%, 8.6%, 10/21/30	(g)(l)	USD CLO	250	237	241

See notes to consolidated financial statements.
26

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, ABS, S+3.3%, 8.6%, 7/27/30	(g)(l)	USD CLO	$675	$644	$656
Madison Park Funding XXII Ltd., Series 2016-22A, Class CR, ABS, S+2.3%, 7.7%, 1/15/33	(g)(l)	USD CLO	830	777	807
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, ABS, S+2.9%, 8.3%, 4/20/30	(g)(l)	USD CLO	250	236	241
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class D, ABS, S+3.0%, 8.4%, 7/15/30	(g)(l)	USD CLO	705	668	681
Madison Park Funding XXX Ltd., Series 2018-30A, Class C, ABS, S+2.0%, 7.4%, 4/15/29	(g)(l)	USD CLO	275	264	269
Man GLG Euro CLO I DAC, Series 1X, Class DRR, ABS, E+2.5%, 6.4%, 10/15/30	(j)(l)	EUR CLO	€315	351	304
Man GLG Euro CLO III DAC, Series 3X, Class D, ABS, E+3.3%, 7.3%, 10/15/30	(j)(l)	EUR CLO	635	705	638
Marathon CLO V Ltd., Series 2013-5A, Class CR, ABS, S+3.0%, 8.4%, 11/21/27	(g)(l)	USD CLO	$1,210	1,183	1,198
Marathon CLO VI Ltd., Series 2014-6A, Class CR2, ABS, S+3.8%, 9.1%, 5/13/28	(g)(l)	USD CLO	590	573	585
Marathon CLO X Ltd., Series 2017-10A, Class C, ABS, S+4.0%, 9.3%, 11/15/29	(g)(l)	USD CLO	1,030	1,004	955
Marble Point CLO XXI Ltd., Series 2021-3A, Class D2, ABS, S+5.2%, 10.6%, 10/17/34	(g)(l)	USD CLO	470	464	441
Midocean Credit CLO VIII, Series 2018-8A, Class D, ABS, S+3.2%, 8.5%, 2/20/31	(g)(l)	USD CLO	250	238	231
Milltown Park CLO DAC, Series 1A, Class B, ABS, E+1.8%, 5.8%, 1/15/31	(g)(l)	EUR CLO	€260	259	265
Mitchells & Butlers Finance PLC, Series C1, 6.5%, 9/15/32	(h)(j)	Retail	£719	1,106	774
Mitchells & Butlers Finance PLC, Series C2, SONIA+2.0%, 7.2%, 9/15/34	(h)(j)(l)	Retail	972	1,153	969
Mitchells & Butlers Finance PLC, Series D1, SONIA+2.4%, 7.6%, 6/15/36	(h)(j)(l)	Retail	481	547	478
MKS CLO Ltd., Series 2017-2A, Class D, ABS, S+2.9%, 8.3%, 1/20/31	(g)(l)	USD CLO	$535	518	507
MKS CLO Ltd., Series 2017-1A, Class D, ABS, S+4.4%, 9.8%, 7/20/30	(g)(l)	USD CLO	665	634	650
Monroe Capital CLO Ltd., Series 2014-1X, Class E, ABS, S+5.7%, 11.1%, 10/22/26	(j)(l)	USD CLO	142	140	139
Monroe Capital MML CLO Ltd., Series 2017-1A, Class E, ABS, S+7.6%, 13.0%, 4/22/29	(g)(l)	USD CLO	525	524	501
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, ABS, S+7.2%, 12.6%, 4/15/30	(g)(l)	USD CLO	290	281	268
Mountain View CLO LLC, Series 2017-1A, Class D, ABS, S+3.9%, 9.3%, 10/16/29	(g)(l)	USD CLO	250	247	250
Newark BSL CLO 2 Ltd., Series 2017-1A, Class BR, ABS, S+2.0%, 7.4%, 7/25/30	(g)(l)	USD CLO	340	330	331
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class E, ABS, S+7.5%, 12.9%, 1/20/27	(g)(l)	USD CLO	51	51	51
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class B1R, ABS, E+1.2%, 5.2%, 1/20/32	(j)(l)	EUR CLO	€645	663	659

See notes to consolidated financial statements.
27

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class DR, ABS, E+2.5%, 6.5%, 1/20/32	(j)(l)	EUR CLO	€540	$528	$526
Oaktree CLO Ltd., Series 2020-1A, Class BR, ABS, S+1.9%, 7.3%, 7/15/34	(g)(l)	USD CLO	$295	284	288
Oaktree CLO Ltd., Series 2019-4A, Class CR, ABS, S+2.5%, 7.9%, 10/20/32	(g)(l)	USD CLO	650	598	639
OCP CLO Ltd., Series 2014-5A, Class BR, ABS, S+2.1%, 7.4%, 4/26/31	(g)(l)	USD CLO	385	366	371
OCP CLO Ltd., Series 2017-13A, Class CR, ABS, S+3.4%, 8.8%, 7/15/30	(g)(l)	USD CLO	450	419	430
OCP CLO Ltd., Series 2016-11A, Class CR, ABS, S+3.9%, 9.3%, 10/26/30	(g)(l)	USD CLO	440	421	442
OCP Euro CLO DAC, Series 2017-2X, Class D, ABS, E+2.8%, 6.7%, 1/15/32	(j)(l)	EUR CLO	€355	315	357
OCP Euro CLO DAC, Series 2022-5A, Class E, ABS, E+6.5%, 10.5%, 4/20/35	(g)(l)	EUR CLO	250	277	235
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class BR3, ABS, S+2.0%, 7.4%, 2/14/31	(g)(l)	USD CLO	$250	244	241
OFSI BSL VIII Ltd., Series 2017-1A, Class BR, ABS, S+1.8%, 7.2%, 8/16/29	(g)(l)	USD CLO	855	823	849
OHA Credit Funding 4 Ltd., Series 2019-4A, Class CR, ABS, S+2.3%, 7.7%, 10/22/36	(g)(l)	USD CLO	250	246	247
OZLM Funding IV Ltd., Series 2013-4A, Class CR, ABS, S+3.6%, 9.0%, 10/22/30	(g)(l)	USD CLO	250	245	248
OZLM VII Ltd., Series 2014-7RA, Class CR, ABS, S+3.3%, 8.7%, 7/17/29	(g)(l)	USD CLO	250	242	251
OZLM XIV Ltd., Series 2015-14A, Class CRR, ABS, S+3.7%, 9.0%, 7/15/34	(g)(l)	USD CLO	465	422	432
OZLM XV Ltd., Series 2016-15A, Class CR, ABS, S+3.5%, 8.9%, 4/20/33	(g)(l)	USD CLO	770	704	707
OZLM XVI Ltd., Series 2017-16A, Class C, ABS, S+3.8%, 9.2%, 5/16/30	(g)(l)	USD CLO	250	244	244
OZLM XVIII Ltd., Series 2018-18A, Class B, ABS, S+1.8%, 7.2%, 4/15/31	(g)(l)	USD CLO	250	241	246
OZLM XXII Ltd., Series 2018-22A, Class A2, ABS, S+1.8%, 7.2%, 1/17/31	(g)(l)	USD CLO	250	241	245
OZLM XXII Ltd., Series 2018-22A, Class C, ABS, S+2.9%, 8.3%, 1/17/31	(g)(l)	USD CLO	472	446	447
OZLM XXIV Ltd., Series 2019-24A, Class BR, ABS, S+2.6%, 8.0%, 7/20/32	(g)(l)	USD CLO	295	285	289
OZLM XXIV Ltd., Series 2019-24X, Class C1R, ABS, S+3.7%, 9.1%, 7/20/32	(j)(l)	USD CLO	430	395	397
Palmer Square Loan Funding Ltd., Series 2020-4A, Class E, ABS, S+8.8%, 14.2%, 11/25/28	(g)(l)	USD CLO	250	251	237
Parallel Ltd., Series 2017-1A, Class DR, ABS, S+3.4%, 8.8%, 7/20/29	(g)(l)	USD CLO	530	516	470
Park Avenue Institutional Advisers CLO Ltd., Series 2019-2A, Class A2R, ABS, S+2.0%, 7.4%, 10/15/34	(g)(l)	USD CLO	565	538	550
Penta CLO 5 DAC, Series 2018-5X, Class CR, ABS, E+2.4%, 6.4%, 4/20/35	(j)(l)	EUR CLO	€100	107	102

See notes to consolidated financial statements.
28

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Penta CLO 5 DAC, Series 2018-5X, Class DR, ABS, E+3.7%, 7.7%, 4/20/35	(j)(l)	EUR CLO	€525	$521	$525
Penta CLO 7 DAC, Series 2020-7X, Class B1, ABS, E+1.7%, 5.6%, 1/25/33	(j)(l)	EUR CLO	205	191	210
Penta CLO 7 DAC, Series 2020-7X, Class D, ABS, E+3.1%, 7.1%, 1/25/33	(j)(l)	EUR CLO	100	100	97
Penta CLO 8 DAC, Series 2020-8X, Class CR, ABS, E+2.2%, 6.1%, 1/15/34	(j)(l)	EUR CLO	240	245	239
Penta CLO 9 DAC, Series 2021-9A, Class D, ABS, E+3.1%, 7.1%, 7/25/36	(g)(l)	EUR CLO	335	282	320
Peterborough Progress Health PLC 5.6%, 10/2/42	(h)(j)	Healthcare-Services	£561	966	593
Polaris PLC, Series 2021-1, Class D, ABS, SONIA+1.7%, 6.8%, 12/23/58	(j)(l)	GBP CLO	100	123	117
Polaris PLC, Series 2021-1, Class E, ABS, SONIA+2.3%, 7.5%, 12/23/58	(j)(l)	GBP CLO	100	122	116
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., Class A2, L+0.4%, 5.9%, 3/22/37	(g)(l)	Diversified Financial Services	$430	347	320
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., Series A2, L+0.4%, 5.9%, 9/22/37	(g)(l)	Diversified Financial Services	268	223	214
Providus CLO I DAC, Series 1X, Class C1, ABS, E+1.6%, 5.4%, 5/14/31	(j)(l)	EUR CLO	€225	222	225
Providus CLO II DAC, Series 2X, Class CR, ABS, E+2.4%, 6.3%, 7/15/31	(j)(l)	EUR CLO	540	497	553
Providus CLO III DAC, Series 3X, Class B1RE, ABS, E+1.7%, 5.6%, 7/18/34	(j)(l)	EUR CLO	270	245	273
Providus CLO IV DAC, Series 4X, Class B1R, ABS, E+1.6%, 5.6%, 4/20/34	(j)(l)	EUR CLO	355	365	359
Providus CLO IV DAC, Series 4X, Class DR, ABS, E+3.3%, 7.2%, 4/20/34	(j)(l)	EUR CLO	420	413	406
Providus CLO V DAC, Series 5X, Class D, ABS, E+3.0%, 6.7%, 2/15/35	(j)(l)	EUR CLO	370	380	356
Providus CLO VI DAC, Series 6X, Class D, ABS, E+3.2%, 7.0%, 5/20/34	(j)(l)	EUR CLO	780	756	742
Regatta VIII Funding Ltd., Series 2017-1A, Class D, ABS, S+3.5%, 8.9%, 10/17/30	(g)(l)	USD CLO	$425	409	415
Rockford Tower Europe CLO DAC, Series 2018-1A, Class C, ABS, E+2.5%, 6.4%, 12/20/31	(g)(l)	EUR CLO	€360	389	369
RR 4 Ltd., Series 2018-4A, Class C, ABS, S+3.2%, 8.6%, 4/15/30	(g)(l)	USD CLO	$250	234	239
RRE 5 Loan Management DAC, Series 5X, Class A2R, ABS, E+1.8%, 5.7%, 1/15/37	(j)(l)	EUR CLO	€620	548	635
RRE 6 Loan Management DAC, Series 6X, Class A2E, ABS, E+1.4%, 5.4%, 4/15/35	(j)(l)	EUR CLO	505	441	511
RRE 7 Loan Management DAC, Series 7A, Class A2, ABS, E+1.6%, 5.6%, 1/15/36	(g)(l)	EUR CLO	455	485	460
Santander Bank Auto Credit-Linked Notes, Series 2023-MTG1, Class M2, ABS, S+4.9%, 10.2%, 2/26/52	(g)(l)(q)	USD CLO	$582	616	622

See notes to consolidated financial statements.
29

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Saranac CLO I Ltd., Series 2013-1A, Class CR, ABS, S+3.1%, 8.5%, 7/26/29	(g)(l)	USD CLO	$575	$556	$568
Sculptor CLO XXIX Ltd., Series 29A, Class D2, ABS, S+5.1%, 10.5%, 10/22/34	(g)(l)	USD CLO	350	309	316
Sculptor European CLO I DAC, Series 1X, Class BRR, ABS, E+1.6%, 5.6%, 4/18/34	(j)(l)	EUR CLO	€300	273	303
Sculptor European CLO I DAC, Series 1A, Class DRR, ABS, E+3.5%, 7.5%, 4/18/34	(g)(l)	EUR CLO	475	455	468
Sculptor European CLO VI DAC, Series 6X, Class CR, ABS, E+2.3%, 6.3%, 10/15/34	(j)(l)	EUR CLO	590	578	586
Shackleton CLO Ltd., Series 2021-16A, Class D2, ABS, S+5.2%, 10.6%, 10/20/34	(g)(l)	USD CLO	$1,220	1,202	1,177
Smeralda SPV Srl, Series 2016-C05, Class B, ABS, 8.6%, 12/22/33	(e)(l)	Commercial MBS	€351	420	202
Smeralda SPV Srl, 8.8%, 12/22/34	(e)(l)	Commercial MBS	2,321	2,602	1,736
Sound Point CLO XV Ltd., Series 2017-1A, Class CR, ABS, S+2.3%, 7.7%, 1/23/29	(g)(l)	USD CLO	$365	357	365
Sound Point Euro CLO I Funding DAC, Series 1X, Class DR, ABS, E+3.1%, 7.0%, 5/25/34	(j)(l)	EUR CLO	€215	207	210
Sound Point Euro CLO II Funding DAC, Series 2X, Class DR, ABS, E+3.3%, 7.3%, 1/26/36	(j)(l)	EUR CLO	605	591	594
Sound Point Euro CLO V Funding DAC, Series 5X, Class C1, ABS, E+2.3%, 6.2%, 7/25/35	(j)(l)	EUR CLO	210	188	212
Sound Point Euro CLO VII Funding DAC, Series 7A, Class D, ABS, E+3.2%, 7.2%, 1/25/35	(g)(l)	EUR CLO	555	545	537
Sound Point Euro CLO VII Funding DAC, Series 7X, Class DE, ABS, E+3.2%, 7.2%, 1/25/35	(j)(l)	EUR CLO	675	656	653
St. Paul’s CLO III-R DAC, Series 3RX, Class B1R, ABS, E+1.2%, 5.1%, 1/15/32	(j)(l)	EUR CLO	330	320	331
St. Paul’s CLO III-R DAC, Series 3RX, Class CR, ABS, E+1.6%, 5.6%, 1/15/32	(j)(l)	EUR CLO	€425	439	418
St. Paul’s CLO III-R DAC, Series 3RX, Class DR, ABS, E+2.4%, 6.4%, 1/15/32	(j)(l)	EUR CLO	1,090	1,114	1,052
St. Paul’s CLO IV DAC, Series 4X, Class CRRE, ABS, E+2.7%, 6.7%, 4/25/30	(j)(l)	EUR CLO	360	352	349
St. Paul’s CLO IV DAC, Series 4X, Class CRRR, ABS, E+2.7%, 6.7%, 4/25/30	(j)(l)	EUR CLO	365	376	354
St. Paul’s CLO V DAC, Series 5X, Class DR, ABS, E+3.0%, 6.8%, 2/20/30	(j)(l)	EUR CLO	375	401	375
St. Paul’s CLO VI DAC, Series 6A, Class CRR, ABS, E+2.6%, 6.4%, 5/20/34	(g)(l)	EUR CLO	305	274	310
St. Paul’s CLO VI DAC, Series 6A, Class DRRE, ABS, E+3.3%, 7.1%, 5/20/34	(g)(l)	EUR CLO	520	493	500
St. Paul’s CLO VIII DAC, Series 8X, Class D, ABS, E+2.5%, 6.4%, 7/17/30	(j)(l)	EUR CLO	330	294	323
St. Paul’s CLO X DAC, Series 10X, Class DR, ABS, E+3.8%, 7.8%, 4/22/35	(j)(l)(q)	EUR CLO	600	581	596
St. Paul’s CLO XI DAC, Series 11X, Class C1R, ABS, E+2.1%, 6.0%, 1/17/32	(j)(l)(q)	EUR CLO	495	489	490
St. Paul’s CLO XI DAC, Series 11X, Class DR, ABS, E+3.1%, 7.0%, 1/17/32	(j)(l)	EUR CLO	340	334	334

See notes to consolidated financial statements.
30

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
St. Paul’s CLO XII DAC, Series 12X, Class D, ABS, E+3.2%, 7.2%, 4/15/33	(j)(l)	EUR CLO	€865	$839	$830
Steele Creek CLO Ltd., Series 2017-1A, Class C, ABS, S+2.2%, 7.6%, 10/15/30	(g)(l)	USD CLO	$250	239	242
Steele Creek CLO Ltd., Series 2014-1RA, Class C, ABS, S+2.2%, 7.6%, 4/21/31	(g)(l)	USD CLO	250	225	240
Stratton Hawksmoor PLC, Series 2022-1A, Class E, ABS, SONIA+2.0%, 7.2%, 2/25/53	(g)(l)	GBP CLO	£250	303	288
Symphony CLO XIX Ltd., Series 2018-19A, Class D, ABS, S+2.8%, 8.2%, 4/16/31	(g)(l)	USD CLO	$250	248	235
Symphony CLO XVI Ltd., Series 2015-16A, Class C1R, ABS, S+2.5%, 7.9%, 10/15/31	(g)(l)	USD CLO	590	578	578
TBW Mortgage-Backed Trust, Series 2006-6, Class A4, CMO, 6.4%, 1/25/37		USD CLO	50	39	33
TCI-Symphony CLO Ltd., Series 2017-1A, Class D, ABS, S+3.7%, 9.1%, 7/15/30	(g)(l)	USD CLO	400	385	387
Terwin Mortgage Trust, Series 2006-6, Class 1A2, ABS, 0.2%, 7/25/37	(g)(l)	USD CLO	45	17	16
THL Credit Wind River CLO Ltd., Series 2017-4A, Class C, ABS, S+2.0%, 7.4%, 11/20/30	(g)(l)	USD CLO	305	294	299
Tikehau CLO II BV, Series 2X, Class DRR, ABS, E+3.4%, 7.2%, 9/7/35	(j)(l)	EUR CLO	€425	387	408
Tikehau CLO III DAC, Series 3X, Class C, ABS, E+1.9%, 5.7%, 12/1/30	(j)(l)	EUR CLO	165	178	166
Tikehau CLO III DAC, Series 3X, Class D, ABS, E+2.7%, 6.5%, 12/1/30	(j)(l)	EUR CLO	220	235	216
Together Asset-Backed Securitisation, Series 2023-1ST2A, Class X, ABS, SONIA+5.2%, 10.4%, 4/20/65	(g)(l)	GBP CLO	£233	291	283
Toro European CLO 6 DAC, Series 6X, Class CR, ABS, E+2.5%, 6.4%, 1/12/32	(j)(l)	EUR CLO	€400	428	399
Trinitas Euro CLO II DAC, Series 2A, Class DR, ABS, E+4.6%, 8.6%, 4/15/35	(g)(l)	EUR CLO	250	272	261
Tymon Park CLO DAC, Series 1X, Class CRR, ABS, E+3.2%, 7.2%, 7/21/34	(j)(l)	EUR CLO	340	305	337
Unique Pub Finance Co. PLC, Series A4, 5.7%, 6/30/27	(h)(j)	Real Estate	£707	1,071	849
Unique Pub Finance Co. PLC, Series N, 6.5%, 3/30/32	(h)(j)	Real Estate	1,036	1,403	1,225
Unique Pub Finance Co. PLC, Series M, Class A1, 7.4%, 3/28/24	(h)(j)	Real Estate	64	90	78
Venture 44 CLO Ltd., Series 2021-44A, Class D2, ABS, S+5.2%, 10.6%, 10/20/34	(g)(l)	USD CLO	$630	624	585
Venture XVII CLO Ltd., Series 2014-17A, Class CRR, ABS, S+2.1%, 7.5%, 4/15/27	(g)(l)	USD CLO	160	156	158
Venture XVII CLO Ltd., Series 2014-17A, Class DRR, ABS, S+3.1%, 8.5%, 4/15/27	(g)(l)	USD CLO	1,330	1,310	1,300
Venture XXIV CLO Ltd., Series 2016-24A, Class D2, ABS, S+4.3%, 9.7%, 10/20/28	(g)(l)	USD CLO	530	523	520
Venture XXV CLO Ltd., Series 2016-25A, Class D2, ABS, S+4.5%, 9.9%, 4/20/29	(g)(l)	USD CLO	135	135	135

See notes to consolidated financial statements.
31

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Vesey Park CLO DAC, Series 1X, Class B, ABS, E+2.3%, 6.1%, 11/16/32	(j)(l)	EUR CLO	€140	$151	$141
Vibrant CLO VI Ltd., Series 2017-6A, Class D, ABS, S+4.2%, 9.4%, 6/20/29	(g)(l)	USD CLO	$250	248	250
Voya CLO Ltd., Series 2019-1A, Class DR, ABS, S+3.1%, 8.5%, 4/15/31	(g)(l)	USD CLO	250	234	236
Voya Euro CLO I DAC, Series 1X, Class D, ABS, E+2.5%, 6.5%, 10/15/30	(j)(l)	EUR CLO	€475	467	469
Voya Euro CLO II DAC, Series 2X, Class DR, ABS, E+3.2%, 7.2%, 7/15/35	(j)(l)	EUR CLO	610	601	589
Voya Euro CLO IV DAC, Series 4X, Class DR, ABS, E+3.1%, 7.1%, 10/15/34	(j)(l)	EUR CLO	115	119	114
Webster Park CLO Ltd., Series 2015-1A, Class BR, ABS, S+2.1%, 7.5%, 7/20/30	(g)(l)	USD CLO	$320	298	312
Wellfleet CLO Ltd., Series 2017-2A, Class C, ABS, S+3.7%, 9.1%, 10/20/29	(g)(l)	USD CLO	395	376	382
WhiteHorse X Ltd., Series 2015-10A, Class E, ABS, S+5.6%, 11.0%, 4/17/27	(g)(l)	USD CLO	1,021	1,021	1,015
Wind River CLO Ltd., Series 2016-1KRA, Class D2R2, ABS, S+5.4%, 10.8%, 10/15/34	(g)(l)	USD CLO	915	904	820
Z Capital Credit Partners CLO Ltd., Series 2019-1A, Class CR, ABS, S+3.2%, 8.6%, 7/16/31	(g)(l)	USD CLO	455	440	450
Zais CLO 14 Ltd., Series 2020-14A, Class DR, ABS, S+4.8%, 10.2%, 4/15/32	(g)(l)	USD CLO	475	475	462
Zais CLO 5 Ltd., Series 2016-2A, Class C, ABS, S+4.8%, 10.2%, 10/15/28	(g)(l)	USD CLO	510	502	511
Total Collateralized Loan Obligation / Structured Credit				177,176	173,754

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Convertible Bonds—1.9%
Delivery Hero SE, 1.5%, 1/15/28	(h)(j)	Internet	$400	$310	$298
Delivery Hero SE, Series B, 2.1%, 3/10/29	(h)(j)	Internet	1,300	992	931
Groupon, Inc., 1.1%, 3/15/26	(h)	Internet	6,209	4,897	3,170
Liberty Interactive LLC, 4.0%, 11/15/29	(h)	Media Entertainment	3,707	3,043	741
Liberty Interactive LLC, 3.8%, 2/15/30	(h)	Media Entertainment	1,162	923	221
RingCentral, Inc., 0.0%, 3/1/25	(h)(p)	Software	6,762	6,316	6,187
Total Convertible Bonds				16,481	11,548

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Municipal Bonds—0.4%
City of Detroit, COPs, 4.8%, 6/15/49	(h)(k)(r)	$204	$154	$204
City of Detroit, COPs, 4.9%, 6/15/25	(h)(k)(r)	710	535	710
PRHTA Custodial Trust, Series N, 0.0%, 12/6/49		595	565	306
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/29	(k)(r)	440	300	111
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/42	(k)(r)	10	7	3

See notes to consolidated financial statements.
32

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series A, 5.1%, 7/1/42	(k)(r)	$15	$11	$4
Puerto Rico Electric Power Authority, Series A, 6.8%, 7/1/36	(k)(r)	445	330	112
Puerto Rico Electric Power Authority, Series A, 7.0%, 7/1/43	(k)(r)	80	53	20
Puerto Rico Electric Power Authority, Series A-3, 10.0%, 7/1/19	(k)(r)	10	8	3
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/22	(k)(r)	55	35	14
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/27	(k)(r)	355	233	90
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/31	(k)(r)	120	78	30
Puerto Rico Electric Power Authority, Series B-3, 10.0%, 7/1/19	(k)(r)	10	8	3
Puerto Rico Electric Power Authority, Series BBB, 5.4%, 7/1/28	(k)(r)	1,690	1,269	427
Puerto Rico Electric Power Authority, Series C-1, 5.4%, 1/1/18	(k)(r)	30	23	7
Puerto Rico Electric Power Authority, Series C-2, 5.4%, 7/1/18	(k)(r)	20	16	5
Puerto Rico Electric Power Authority, Series C-3, 5.4%, 1/1/20	(k)(r)	5	4	1
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/25	(k)(r)	5	4	1
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/28	(k)(r)	25	20	6
Puerto Rico Electric Power Authority, Series E-1, 10.0%, 1/1/21	(k)(r)	69	61	17
Puerto Rico Electric Power Authority, Series E-2, 10.0%, 7/1/21	(k)(r)	69	61	17
Puerto Rico Electric Power Authority, Series E-3, 10.0%, 1/1/22	(k)(r)	18	16	5
Puerto Rico Electric Power Authority, Series E-4, 10.0%, 7/1/22	(k)(r)	18	16	5
Puerto Rico Electric Power Authority, Series EEE, 6.0%, 7/1/30	(k)(r)	25	16	6
Puerto Rico Electric Power Authority, Series EEE, 6.3%, 7/1/40	(k)(r)	5	3	1
Puerto Rico Electric Power Authority, Series V, 5.5%, 7/1/20	(k)(r)	15	12	4
Puerto Rico Electric Power Authority, Series WW, 5.3%, 7/1/33	(k)(r)	380	304	96
Puerto Rico Electric Power Authority, Series WW, 5.5%, 7/1/21	(k)(r)	80	67	20
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/35	(k)(r)	15	10	4
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/40	(k)(r)	75	47	19

See notes to consolidated financial statements.
33

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series YY, 6.1%, 7/1/40	(k)(r)	$195	$122	$49
Puerto Rico Electric Power Authority, Series DDD, 3.8%, 7/1/22	(k)(r)	5	3	1
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/19	(k)(r)	10	8	3
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/20	(k)(r)	110	72	27
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/21	(k)(r)	60	39	15
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(k)(r)	30	21	7
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/20	(k)(r)	5	4	1
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/21	(k)(r)	5	3	1
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(k)(r)	25	22	6
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(k)(r)	20	16	5
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/25	(k)(r)	80	68	20
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/27	(k)(r)	35	27	9
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/17	(k)(l)(r)	15	10	4
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/18	(k)(l)(r)	15	10	4
Puerto Rico Electric Power Authority, Series UU, 4.4%, 7/1/31 (L+0.7%)	(k)(l)(r)	110	80	28
Puerto Rico Electric Power Authority, Series UU, 4.5%, 7/1/25 (L+0.7%)	(k)(l)(r)	25	18	6
Puerto Rico Electric Power Authority, Series UU, 5.5%, 7/1/20	(k)(l)(r)	110	78	27
Puerto Rico Electric Power Authority, Series ZZ, 5.0%, 7/1/17	(k)(r)	15	11	4
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/19	(k)(r)	10	6	3
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/24	(k)(r)	5	4	1
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(k)(r)	5	4	1
Total Municipal Bonds			4,892	2,473

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Emerging Markets Debt—0.5%
Argentina Republic Government International Bond, 0.1%, 7/9/30	(h)	Sovereign	€294	$135	$77
Petroleos Mexicanos, 6.7%, 2/16/32	(h)	Oil & Gas	$1,831	1,489	1,351
Petroleos Mexicanos, 6.8%, 1/23/30	(h)	Oil & Gas	2,155	1,816	1,680
Total Emerging Markets Debt				3,440	3,108

See notes to consolidated financial statements.
34

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—0.7%
Midwest Veterinary Partners LLC, 12.0%	(e)(s)	Healthcare-Services	1,765	$1,730	$1,615
Plains All American Pipeline LP, 9.4%	(e)	Pipelines	100,134	2,528	2,504
Verscend Intermediate Holding, 12.3%	(e)	Software	200	194	200
Total Preferred Equity				4,452	4,319

Common Equity—0.5%
ATD New Holdings, Inc.	(r)	Distribution/Wholesale	1,964	36	75
Endo International PLC, Rights, 5/12/25	(e)(q)(r)	Pharmaceuticals	4,370	—	46
Quorum Health Corp.	(e)(r)	Healthcare-Services	48,950	492	18
Quorum Litigation Trust	(e)(t)	Healthcare-Services	1,785	2	2
Quorum Litigation Trust, Initial Funding	(e)(r)(t)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(e)(r)	Healthcare-Services	2,399	2	2
Riverbed Profit Rights	(e)	Technology	5,652	—	—
Solocal Group	(r)	Internet	492,144	1,566	40
Superior Energy Equity New 144A	(g)(r)	Oil & Gas	1,228	—	91
Superior Energy Equity New Sec 1145	(r)	Oil & Gas	26,438	333	1,959
Utex Industries, Inc.	(r)	Miscellaneous Manufacturing	8,041	240	510
Utex Industries, Inc., Warrants, 12/3/25, Strike $114.76	(e)(r)	Miscellaneous Manufacturing	2,245	2	12
Total Common Equity				2,673	2,755
TOTAL INVESTMENTS—116.3%				$745,587	716,309
LIABILITIES IN EXCESS OF OTHER ASSETS—(16.3)%(u)					(100,583)
NET ASSETS—100.0%					$615,726

Reverse Repurchase Agreements—(7.1)%

Security Description(a)	Principal Value(b)	Principal Value Including Accrued Interest
BNP Paribas 6.0%, agreement dated 9/29/23, to be repurchased on 11/10/23 (collateralized by Legacy LifePoint Health LLC, 4.4% due 2/15/27 (fair value $488))	$(438)	$(438)
BNP Paribas 6.0%, agreement dated 8/10/23, to be repurchased on 11/10/23 (collateralized by Ball Corp., 5.3% due 7/1/25 (fair value $2,180))	(1,978)	(2,005)
BNP Paribas 6.0%, agreements dated 8/10/23, 9/8/23 and 9/11/23, to be repurchased on 11/10/23 (collateralized by Alteryx, Inc., 8.8% due 3/15/28 (fair value $2,130), Life Time, Inc., 8.0% due 4/15/26 (fair value $2,131))	(3,709)	(3,754)

BNP Paribas 6.1%, agreement dated 10/17/23, to be repurchased on 1/17/24 (collateralized by AHP Health Partners, Inc., 5.8% due 7/15/29 (fair value $1,970), Cloud Software Group, Inc., 9.0% due 9/30/29 (fair value $1,723), CSC Holdings LLC, 6.5% due 2/1/29 (fair value $2,077), Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.9% due 8/15/27 (fair value $4,723), DISH DBS Corp., 5.3% due 12/1/26 (fair value $2,361), Royal Caribbean Cruises Ltd., 9.3% due 1/15/29 (fair value $1,970), Shelf Drilling Holdings Ltd., 9.6% due 4/15/29 (fair value $1,173), Station Casinos LLC, 4.6% due 12/1/31 (fair value $1,366))

	(15,199)	(15,238)
BNP Paribas 6.1%, agreement dated 9/27/23, to be repurchased on 12/27/23 (collateralized by BellRing Brands, Inc., 7.0% due 3/15/30 (fair value $1,475))	(1,278)	(1,286)
BNP Paribas 6.2%, agreement dated 10/4/23, to be repurchased on 1/4/24 (collateralized by Chemours Co., 5.8% due 11/15/28 (fair value $1,487), RingCentral, Inc., 8.5% due 8/15/30 (fair value $2,266), Olympus Water U.S. Holding Corp., 9.8% due 11/15/28 (fair value $2,290))	(5,319)	(5,344)

See notes to consolidated financial statements.
35

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Security Description(a)	Principal Value(b)	Principal Value Including Accrued Interest
BNP Paribas 6.2%, agreement dated 10/2/23, to be repurchased on 1/2/24 (collateralized by Chesapeake Energy Corp., 5.9% due 2/1/29 (fair value $1,898), DaVita, Inc., 4.6% due 6/1/30 (fair value $1,506), Ford Motor Co., 3.3% due 2/12/32 (fair value $1,108), PetSmart, Inc. / PetSmart Finance Corp., 7.8% due 2/15/29 (fair value $1,554), Victoria’s Secret & Co., 4.6% due 7/15/29 (fair value $1,906))	$(6,972)	$(7,009)
Royal Bank of Canada 6.2%, agreement dated 10/26/23, to be repurchased on 1/17/24 (collateralized by Cinemark USA, Inc., 5.3% due 7/15/28 (fair value $1,584), EPR Properties, 3.6% due 11/15/31 (fair value $2,723), Gates Global LLC / Gates Corp., 6.3% due 1/15/26 (fair value $2,120), Hess Midstream Operations LP, 4.3% due 2/15/30 (fair value $874), TransDigm, Inc., 6.3% due 3/15/26 (fair value $1,856))	(7,521)	(7,540)
Royal Bank of Canada 6.2%, agreement dated 9/1/23, to be repurchased on 12/1/23 (collateralized by Carnival Holdings Bermuda Ltd., 10.4% due 5/1/28 (fair value $1,251))	(1,050)	(1,061)
Total Reverse Repurchase Agreements	$(43,464)	$(43,675)

Investments Sold Short

Portfolio Company(a)	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
Government Bonds Sold Short—(2.0)%
U.S. Treasury Bonds, 4.1%, 8/15/53	Sovereign	$(810)	$(712)	$(693)
U.S. Treasury Notes, 3.9%, 8/15/33	Sovereign	(102)	(94)	(94)
U.S. Treasury Notes, 4.6%, 9/30/28	Sovereign	(467)	(467)	(463)
U.S. Treasury Notes, 4.9%, 10/31/28	Sovereign	(10,951)	(10,950)	(10,975)
Total Government Bonds Sold Short			(12,223)	(12,225)
Total Investments Sold Short			$(12,223)	$(12,225)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	12/20/23	USD	1,127	EUR	1,035	$29	$—
BNP Paribas SA	12/20/23	USD	497	EUR	456	13	—
JPMorgan Chase Bank, N.A.	12/20/23	EUR	10,490	USD	11,459	—	334
JPMorgan Chase Bank, N.A.	12/20/23	EUR	1,979	USD	2,162	—	63
JPMorgan Chase Bank, N.A.	12/20/23	EUR	130	USD	141	—	4
JPMorgan Chase Bank, N.A.	12/20/23	EUR	300	USD	326	—	8
JPMorgan Chase Bank, N.A.	12/20/23	EUR	9,408	USD	10,396	—	419
JPMorgan Chase Bank, N.A.	12/20/23	GBP	930	USD	1,129	2	—
JPMorgan Chase Bank, N.A.	12/20/23	GBP	958	USD	1,163	2	—
JPMorgan Chase Bank, N.A.	12/20/23	GBP	449	USD	567	—	21
JPMorgan Chase Bank, N.A.	12/20/23	GBP	520	USD	657	—	24
JPMorgan Chase Bank, N.A.	12/20/23	USD	1,163	EUR	1,099	—	3
JPMorgan Chase Bank, N.A.	12/20/23	USD	5,915	EUR	5,364	227	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	992	EUR	912	24	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	1,137	EUR	1,045	29	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	1,319	EUR	1,183	65	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	1,537	EUR	1,427	24	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	390	GBP	317	5	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	1	GBP	1	—	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	62	GBP	49	2	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	9	GBP	7	—	—

See notes to consolidated financial statements.
36

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/20/23	USD	4,569	EUR	4,236	$77	$—
State Street Bank and Trust Company	12/20/23	USD	2,322	EUR	2,139	53	—
State Street Bank and Trust Company	12/20/23	USD	891	EUR	821	21	—
State Street Bank and Trust Company	12/20/23	USD	7,220	EUR	6,651	166	—
State Street Bank and Trust Company	12/20/23	USD	7,701	EUR	7,095	177	—
State Street Bank and Trust Company	12/20/23	USD	3,453	EUR	3,078	189	—
State Street Bank and Trust Company	12/20/23	USD	3,569	EUR	3,223	151	—
State Street Bank and Trust Company	12/20/23	USD	622	GBP	502	12	—
State Street Bank and Trust Company	12/20/23	USD	1,292	GBP	1,035	34	—
State Street Bank and Trust Company	12/20/23	USD	533	GBP	419	24	—
State Street Bank and Trust Company	12/20/23	USD	133	GBP	106	5	—
State Street Bank and Trust Company	12/20/23	USD	8	GBP	6	—	—
State Street Bank and Trust Company	12/20/23	USD	969	GBP	770	33	—
State Street Bank and Trust Company	12/20/23	USD	322	GBP	252	16	—
State Street Bank and Trust Company	12/20/23	USD	735	GBP	577	33	—
State Street Bank and Trust Company	12/20/23	USD	362	GBP	282	19	—
State Street Bank and Trust Company	12/20/23	USD	358	GBP	279	19	—
State Street Bank and Trust Company	12/20/23	USD	410	GBP	318	23	—
Total Forward Foreign Currency Exchange Contracts						$1,474	$876

Interest Rate Swaps (Centrally Cleared)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	3.29%	SOFR	USD 338	11/25/30	Annually	$24	$24	$—
Goldman Sachs International	2.93%	SOFR	USD 15	9/28/30	Annually	1	1	—
Goldman Sachs International	2.93%	SOFR	USD 24	9/28/30	Annually	2	2	—
Goldman Sachs International	2.94%	SOFR	USD 20	9/28/28	Annually	1	1	—
Goldman Sachs International	2.94%	SOFR	USD 33	9/28/28	Annually	2	2	—
Goldman Sachs International	2.99%	SOFR	USD 18	9/28/33	Annually	2	2	—
Goldman Sachs International	2.99%	SOFR	USD 11	9/28/33	Annually	1	1	—
Goldman Sachs International	3.02%	SOFR	USD 224	11/2/30	Annually	20	20	—
Goldman Sachs International	3.09%	SOFR	USD 255	7/18/33	Annually	30	30	—
Goldman Sachs International	3.18%	SOFR	USD 25	9/15/33	Annually	3	3	—
Goldman Sachs International	3.18%	SOFR	USD 112	9/15/33	Annually	12	12	—
Goldman Sachs International	3.20%	SOFR	USD 10	9/15/30	Annually	1	1	—
Goldman Sachs International	3.20%	SOFR	USD 71	9/15/30	Annually	6	6	—
Goldman Sachs International	3.27%	SOFR	USD 15	9/15/28	Annually	1	1	—
Goldman Sachs International	3.27%	SOFR	USD 97	9/15/28	Annually	6	6	—
Goldman Sachs International	4.00%	SOFR	USD 67	7/27/27	Annually	2	2	—
Goldman Sachs International	4.13%	SONIA	GBP 3,856	2/17/25	Annually	80	80	—
Goldman Sachs International	2.53%	SOFR	USD 88	10/18/29	Annually	9	9	—
Goldman Sachs International	2.53%	SOFR	USD 26	10/18/29	Annually	3	3	—
Goldman Sachs International	2.54%	SOFR	USD 37	10/18/27	Annually	3	3	—
Goldman Sachs International	2.54%	SOFR	USD 122	10/18/27	Annually	9	9	—
Goldman Sachs International	3.16%	SOFR	USD 50	11/3/30	Annually	4	4	—

See notes to consolidated financial statements.
37

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	3.33%	ESTRON	EUR 5,917	10/9/26	Annually	$(34)	$—	$34
Goldman Sachs International	3.53%	ESTRON	EUR 8,733	10/9/25	Annually	(29)	—	29
Goldman Sachs International	3.64%	SOFR	USD 70	10/17/25	Annually	3	3	—
Goldman Sachs International	3.94%	SOFR	USD 65	3/8/31	Annually	2	2	—
Goldman Sachs International	4.04%	SOFR	USD 489	10/28/26	Annually	9	9	—
Goldman Sachs International	4.26%	SOFR	USD 76	10/12/27	Annually	1	1	—
Goldman Sachs International	4.32%	SOFR	USD 75	10/19/27	Annually	1	1	—
Goldman Sachs International	4.66%	SOFR	USD 31,192	11/30/28	Annually	(209)	—	209
Goldman Sachs International	3.89%	SONIA	GBP 1,550	12/21/27	Annually	58	58	—
Total Interest Rate Swaps (Centrally Cleared)						$24	$296	$272

Cross-Currency Swaps (Over-The-Counter)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.24%)	SOFR	EUR 13,028	USD 14,151	8/27/26	Quarterly	$498	$498	$—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2225%)	SOFR	EUR 13,109	USD 14,272	3/31/26	Quarterly	492	492	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2525%)	SOFR	EUR 9,601	USD 10,519	6/29/26	Quarterly	440	440	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.185%)	SOFR	EUR 14,994	USD 16,014	3/10/26	Quarterly	297	297	—
JPMorgan Chase Bank, N.A.	SONIO plus a spread of (0.9%)	SOFR	GBP 5,395	USD 6,709	4/21/26	Quarterly	169	169	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2475%)	SOFR	EUR 4,924	USD 5,333	4/1/26	Quarterly	160	160	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.215%)	SOFR	EUR 4,000	USD 4,358	4/15/26	Quarterly	150	150	—
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.15875%)	SOFR	GBP 1,110	USD 1,402	9/2/26	Quarterly	59	59	—
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of (0.183%)	SOFR	GBP 4,590	USD 5,614	12/10/25	Quarterly	59	59	—

See notes to consolidated financial statements.
38

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.1975%)	SOFR	EUR 27,724	USD 29,191	1/13/26	Quarterly	$10	$10	$—
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.12%)	SOFR	GBP 1,879	USD 2,281	10/20/26	Quarterly	(4)	—	4
JPMorgan Chase Bank, N.A.	3 Month ESTRON plus a spread of (0.2550%)	SOFR	EUR 11,312	USD 11,844	12/10/25	Quarterly	(35)	—	35
JPMorgan Chase Bank, N.A.	3 Month SONIO plus a spread of (0.925%)	SOFR	GBP 2,743	USD 3,278	3/6/26	Quarterly	(48)	—	48
Total Cross-Currency Swaps (Over-The-Counter)							$2,247	$2,334	$87

Total Return Debt Swaps (Over-The-Counter)(e)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Carver Apartments Project, 5.88%, 10/1/2049), Series 2006	USD 363	6/1/24	Monthly	$(40)	$—	$40
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	Louisiana Housing Finance Agency Multifamily Housing Revenue Bonds (The Crossings Apartments, 6.15%, 5/1/2048), Series 2006	USD 368	6/1/24	Monthly	(41)	—	41

See notes to consolidated financial statements.
39

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Artisan at Salado Heights, 5.80%, 5/1/2050), Series 2006	USD 689	6/1/24	Monthly	$(73)	$—	$73
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Costa Miranda Apartments Project, 6.10%, 10/1/2050), Series 2006	USD 594	6/1/24	Monthly	(171)	—	171
Total Total Return Debt Swaps (Over-The-Counter)						$(325)	$—	$325

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor’”), which has been designated by the Fund’s board of trustees as its valuation designee. See notes 2 and 8 for additional information on FS Credit Income Advisor’s policy regarding the Fund’s valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2023, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 5.43%, 5.64% and 5.87%, respectively, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was 3.88%, 3.97% and 4.09%, respectively, the SIFMA Municipal Swap Index was 4.09%, the Sterling Overnight Index Average (“SONIA”) was 5.19%, the U.S. Prime rate (“P”) was 8.50%, and the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 5.32%, 5.38% and 5.44%, respectively.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(f)All or a portion of this security is an unfunded commitment. As of October 31, 2023, the Fund had unfunded commitments of $1,691.

(g)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by FS Credit Income Advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $334,222, which represents approximately 54.3% of net assets as of October 31, 2023.

(h)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2023, there were no securities rehypothecated by BNP.

(i)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(j)Exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. Total market value of Regulation S securities amounts to $105,564, which represents approximately 17.1% of net assets as of October 31, 2023.

(k)Security is in default.

(l)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(m)The security has a perpetual maturity; the date displayed is the next call date.

(n)Issuer of the security is an affiliate of the Fund’s investment sub-adviser, GoldenTree Sub-Advisor.

(o)Security is reflected in shares.

(p)Issued with a zero coupon. Income is recognized through the accretion of discount.

See notes to consolidated financial statements.
40

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2023 (in thousands, except share amounts)

(q)Position or portion thereof unsettled as of October 31, 2023.

(r)Security is non-income producing.

(s)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(t)Number of shares for this security reflects the dollar amount of contributions made to the investment.

(u)Includes the effect of investments sold short, forward foreign currency exchange contracts, swap contracts and reverse repurchase agreements payable.

ABS—Asset Backed Security

CLO—Collateralized Loan Obligation

CMO—Collateralized Mortgage Obligation

COP—Certificates of Participation

EUR—Euro

FRN—Floating Rate Note

GBP—British Pound

MBS—Mortgage-Backed Security

PIK—Payment In Kind

USD—U.S. Dollar

£—British Pound

€ —Euro

$—U.S. Dollar

See notes to consolidated financial statements.
41

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

October 31, 2023
Assets
Investments, at fair value (amortized cost—$745,587)	$716,309
Cash	4,700
Restricted cash	473
Foreign currency (cost—$2,781)	2,776
Deposits held at broker(1)	14,772
Receivable for investments sold	7,537
Receivable from Fund shares sold	1,706
Reimbursement due from adviser(2)	343
Dividends receivable	68
Interest receivable	9,271
Unrealized appreciation on forward foreign currency exchange contracts	1,474
Unrealized appreciation on swap contracts	2,630
Receivable for variation margin on interest rate swap agreements	9
Payment due from broker	4
Prepaid expenses and other assets	33
Total assets	$762,105

Liabilities
Financing arrangement payable	$66,459
Repurchase agreement payable	43,675
Investments sold short, at fair value (proceeds $12,223)	12,225
Unrealized depreciation on forward foreign currency exchange contracts	876
Unrealized depreciation on swap contracts	684
Collateral due to broker	1,433
Payable for investments purchased	14,721
Payment due to broker	1
Dividends payable	2,185
Management fees payable	3,030
Administrative services expense payable	3
Accounting and administrative fees payable	62
Interest expense payable	361
Professional fees payable	247
Trustees’ fees payable	33
Interest payable for investments sold short	28
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	96
Shareholder service and distribution fees payable—Class U-2	17
Other accrued expenses and liabilities	241
Total liabilities	$146,379
Net assets	$615,726

Commitments and contingencies ($2,981)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$53
Capital in excess of par value	672,639
Accumulated earnings (deficit)	(56,966)
Net assets	$615,726

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
42

October 31, 2023
Class A Shares
Net Assets	$6,105
Shares Outstanding	527,447
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.57
Maximum Offering Price Per Share ($11.57 ÷ 94.25% of net asset value per share)	$12.28

Class I Shares
Net Assets	$381,603
Shares Outstanding	32,866,752
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.61

Class T Shares
Net Assets	$3,017
Shares Outstanding	260,095
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.60
Maximum Offering Price Per Share ($11.60 ÷ 96.50% of net asset value per share)	$12.02

Class U Shares
Net Assets	$150,611
Shares Outstanding	13,030,328
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.56

Class U-2 Shares
Net Assets	$74,390
Shares Outstanding	6,384,781
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.65
Maximum Offering Price Per Share ($11.65 ÷ 97.50% of net asset value per share)(4)	$11.95

(1)Represents cash and cash collateral on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

See notes to consolidated financial statements.
43

FS Credit Income Fund

Consolidated Statement of Operations

(in thousands)

Year Ended October 31, 2023
Investment income
Interest income	$55,376
Fee income	1,119
Dividend income	370
Total investment income	56,865

Operating expenses
Management fees	10,437
Administrative services expenses	95
Accounting and administrative fees	692
Interest expense	5,703
Professional fees	449
Trustees’ fees	110
Shareholder service fee—Class A	17
Shareholder service and distribution fees—Class T	15
Distribution fee—Class U	1,108
Shareholder service and distribution fees—Class U-2	192
Other general and administrative expenses	1,163
Total operating expenses	19,981
Less: Expense reimbursement(1)	(1,162)
Net operating expenses	18,819
Net investment income before taxes	38,046
Excise tax	151
Net investment income	37,895

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(12,649)
Net realized gain (loss) on forward foreign currency exchange contracts	1,122
Net realized gain (loss) on swap contracts	5,444
Net realized gain (loss) on investments sold short	22
Net realized gain (loss) on futures contracts	(16)
Net realized gain (loss) on foreign currency	202
Net change in unrealized appreciation (depreciation) on investments	21,934
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,168)
Net change in unrealized appreciation (depreciation) on swap contracts	(6,084)
Net change in unrealized appreciation (depreciation) on investments sold short	(152)
Net change in unrealized appreciation (depreciation) on futures contracts	(47)
Net change in unrealized gain (loss) on foreign currency	121
Total net realized gain (loss) and unrealized appreciation (depreciation)	7,729
Net increase (decrease) in net assets resulting from operations	$45,624

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.
44

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended October 31,
	2023	2022
Operations
Net investment income	$ 37,895	$ 21,564
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, futures contracts and foreign currency	(5,875)	(21,934)
Net change in unrealized appreciation (depreciation) on investments	21,934	(60,358)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,168)	2,304
Net change in unrealized appreciation (depreciation) on swap contracts	(6,084)	7,357
Net change in unrealized appreciation (depreciation) on investments sold short	(152)	110
Net change in unrealized appreciation (depreciation) on futures contracts	(47)	(56)
Net change in unrealized gain (loss) on foreign currency	121	(129)
Net increase (decrease) in net assets resulting from operations	45,624	(51,142)

Shareholder distributions(1)
Distributions to shareholders
Class A	(531)	(583)
Class I	(26,526)	(17,286)
Class T	(224)	(163)
Class U	(10,555)	(7,661)
Class U-2	(3,828)	(1,786)
Net decrease in net assets resulting from shareholder distributions	(41,664)	(27,479)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	138,639	104,222

Total increase in net assets	142,599	25,601
Net assets at beginning of year	473,127	447,526
Net assets at end of year	$ 615,726	$ 473,127

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.
45

FS Credit Income Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended October 31, 2023
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$45,624
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,104,709)
Proceeds from sales and repayments of investments	982,491
Investments sold short, net	5,833
Net realized (gain) loss on investments	12,649
Net realized (gain) loss on investments sold short	(22)
Net change in unrealized (appreciation) depreciation on investments	(21,934)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	2,168
Net change in unrealized (appreciation) depreciation on swap contracts	6,084
Net change in unrealized (appreciation) depreciation on investments sold short	152
Net change in unrealized (appreciation) depreciation on futures contracts	47
Accretion of discount	(6,223)
(Increase) decrease in deposits held at broker	(10,050)
(Increase) decrease in receivable for investments sold	3,342
(Increase) decrease in reimbursement due from adviser(1)	(70)
(Increase) decrease in dividends receivable	(62)
(Increase) decrease in interest receivable	(1,713)
(Increase) decrease in payment due from broker	(2)
(Increase) decrease in prepaid expenses and other assets	50
Increase (decrease) in repurchase agreement payable	34,860
Increase (decrease) in collateral due to broker	(7,812)
Increase (decrease) in payable for investments purchased	(3,713)
Increase (decrease) in management fees payable	632
Increase (decrease) in accounting and administrative fees payable	(369)
Increase (decrease) in interest expense payable	(19)
Increase (decrease) in professional fees payable	47
Increase (decrease) in interest payable for investments sold short	(52)
Increase (decrease) in trustees’ fees payable	5
Increase (decrease) in shareholder service fee payable—Class A	(1)
Increase (decrease) in distribution fee payable—Class U	8
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	7
Increase (decrease) in other accrued expenses and liabilities	22
Net cash provided by (used in) operating activities	(62,730)

Cash flows from financing activities
Issuance of common shares	219,473
Repurchases of common shares	(103,917)
Shareholder distributions paid, net of dividends payable	(17,874)
Borrowings under financing arrangement(2)	246,419
Repayments under financing arrangement(2)	(278,592)
Net cash provided by (used in) financing activities	65,509
Total increase (decrease) in cash	2,779
Cash, restricted cash and foreign currency at beginning of year	5,170
Cash, restricted cash and foreign currency at end of year(3)	$7,949

Supplemental disclosure
Reinvestment of shareholder distributions	$21,605
Excise and state taxes paid	$220

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the year ended October 31, 2023, borrowings under the financing arrangement included $4,127 of capitalized interest.

(3)Balance includes cash and foreign currency of $7,476 and restricted cash of $473. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to consolidated financial statements.
46

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of year	$11.43	$13.46	$12.26	$12.71	$12.87
Results of operations
Net investment income(2)	0.82	0.56	0.52	0.61	0.63
Net realized gain (loss) and unrealized appreciation (depreciation)	0.23	(1.87)	1.40	(0.34)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.05	(1.31)	1.92	0.27	0.57
Shareholder Distributions:(3)
Distributions from net investment income	(0.91)	(0.72)	(0.72)	(0.72)	(0.73)
Distributions from net realized gain on investments	—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.91)	(0.72)	(0.72)	(0.72)	(0.73)
Net asset value, end of year	$11.57	$11.43	$13.46	$12.26	$12.71
Shares outstanding, end of year	527,447	835,216	728,645	748,523	949,993
Total return(4)	9.39%	(9.92)%	15.82%	2.48%	4.56%

Ratio/Supplemental Data:
Net assets, end of year	$6,105	$9,543	$9,811	$9,175	$12,072
Ratio of net investment income to average net assets(5)(6)	6.96%	4.46%	3.92%	4.98%	4.92%
Ratio of total expenses to average net assets(5)	3.70%	2.91%	3.00%	3.22%	3.34%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(5)	3.48%	2.75%	2.71%	2.87%	2.79%
Portfolio turnover rate	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(7)	$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(7)	10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.74%, 4.30%, 3.63%, 4.63% and 4.37% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
47

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of year	$11.47	$13.50	$12.29	$12.74	$12.89
Results of operations
Net investment income(2)	0.86	0.59	0.56	0.64	0.66
Net realized gain (loss) and unrealized appreciation (depreciation)	0.22	(1.87)	1.40	(0.34)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.08	(1.28)	1.96	0.30	0.60
Shareholder Distributions:(3)
Distributions from net investment income	(0.94)	(0.75)	(0.75)	(0.75)	(0.75)
Distributions from net realized gain on investments	—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.94)	(0.75)	(0.75)	(0.75)	(0.75)
Net asset value, end of year	$11.61	$11.47	$13.50	$12.29	$12.74
Shares outstanding, end of year	32,866,752	25,234,440	20,176,345	16,079,816	14,845,927
Total return(4)	9.64%	(9.67)%	16.16%	2.76%	4.82%

Ratio/Supplemental Data:
Net assets, end of year	$381,603	$289,321	$272,424	$197,633	$189,185
Ratio of net investment income to average net assets(5)(6)	7.30%	4.74%	4.16%	5.27%	5.17%
Ratio of total expenses to average net assets(5)	3.49%	2.68%	2.74%	2.97%	3.09%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(5)	3.27%	2.52%	2.45%	2.62%	2.54%
Portfolio turnover rate	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(7)	$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(7)	10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.08%, 4.58%, 3.87%, 4.92% and 4.62% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
48

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of year	$11.46	$13.49	$12.28	$12.74	$12.90
Results of operations
Net investment income(2)	0.80	0.53	0.49	0.58	0.60
Net realized gain (loss) and unrealized appreciation (depreciation)	0.23	(1.87)	1.40	(0.35)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.03	(1.34)	1.89	0.23	0.54
Shareholder Distributions:(3)
Distributions from net investment income	(0.89)	(0.69)	(0.68)	(0.69)	(0.70)
Distributions from net realized gain on investments	—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.89)	(0.69)	(0.68)	(0.69)	(0.70)
Net asset value, end of year	$11.60	$11.46	$13.49	$12.28	$12.74
Shares outstanding, end of year	260,095	250,038	226,670	154,266	71,205
Total return(4)	9.12%	(10.13)%	15.59%	2.19%	4.36%

Ratio/Supplemental Data:
Net assets, end of year	$3,017	$2,865	$3,059	$1,895	$907
Ratio of net investment income to average net assets(5)(6)	6.76%	4.21%	3.63%	4.80%	4.67%
Ratio of total expenses to average net assets(5)	3.99%	3.18%	3.24%	3.48%	3.59%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(5)	3.77%	3.02%	2.95%	3.13%	3.04%
Portfolio turnover rate	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(7)	$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(7)	10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.54%, 4.05%, 3.34%, 4.45% and 4.12% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
49

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,				Period from September 17, 2019 (Commencement of Operations) through October 31, 2019
	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$11.41	$13.44	$12.24	$12.73	$13.06
Results of operations
Net investment income(2)	0.77	0.49	0.45	0.57	0.07
Net realized gain (loss) and unrealized appreciation (depreciation)	0.23	(1.86)	1.40	(0.36)	(0.22)
Net increase (decrease) in net assets resulting from operations	1.00	(1.37)	1.85	0.21	(0.15)
Shareholder Distributions:(3)
Distributions from net investment income	(0.85)	(0.66)	(0.65)	(0.70)	(0.18)
Net decrease in net assets resulting from shareholder distributions	(0.85)	(0.66)	(0.65)	(0.70)	(0.18)
Net asset value, end of period	$11.56	$11.41	$13.44	$12.24	$12.73
Shares outstanding, end of period	13,030,328	12,436,322	10,320,524	3,754,756	1,531
Total return(4)	8.89%	(10.40)%	15.31%	2.03%	(1.12	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$150,611	$141,863	$138,704	$45,958	$20
Ratio of net investment income to average net assets(6)(7)	6.51%	3.97%	3.35%	4.75%	4.28%
Ratio of total expenses to average net assets(6)	4.24%	3.43%	3.48%	3.73%	3.85%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.22)%	(0.16)%	(0.29)%	(0.34)%	(0.55)%
Ratio of net expenses to average net assets(6)	4.02%	3.27%	3.19%	3.39%	3.30%
Portfolio turnover rate	156%	121%	113%	166%	126	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.29%, 3.81%, 3.06%, 4.41% and 3.73% for the years ended October 31, 2023, 2022, 2021, 2020, and for the period from September 17, 2019 (Commencement of Operations) through October 31, 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
50

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
	2023	2022
Per Share Data:(1)
Net asset value, beginning of period	$11.50	$13.52	$13.24
Results of operations
Net investment income(2)	0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	0.23	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	1.04	(1.29)	0.93
Shareholder distributions:(3)
Distributions from net investment income	(0.89)	(0.73)	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.89)	(0.73)	(0.65)
Net asset value, end of period	$11.65	$11.50	$13.52
Shares outstanding, end of period	6,384,781	2,568,950	1,739,492
Total return(4)	9.21%	(9.70)%	7.16	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(6)	3.89%	2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	3.67%	2.61%	3.12%
Portfolio turnover rate	156%	121%	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	10.26	5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.62%, 4.51%, and 3.04% for the years ended October 31, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

51

FS Credit Income Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company. During the year ended October 31, 2023, the Fund’s diversification classification under the Investment Company Act of 1940, as amended (the “1940 Act”) automatically converted from non-diversified to diversified status because the Fund operated as a diversified fund for a period of three years.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

As of October 31, 2023, the Fund had a wholly-owned subsidiary through which it holds an interest in a portfolio company. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of October 31, 2023 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

52

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (the “Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

• The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under the oversight of the Board, in accordance with FS Credit Income Advisor’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

53

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and FS Credit Income Advisor’s valuation policy;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and

54

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax

55

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended October 31, 2023, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

56

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any. Prior to July 2023, the Fund authorized, paid and declared ordinary cash distributions on a quarterly basis.

Recent Accounting Pronouncements: In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Fund is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01 on its consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2023 and 2022:

	For the Year Ended October 31,
	2023		2022
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	74,710	$891	247,251	$3,218
Reinvestment of Distributions	25,907	303	31,448	380
Total Gross Proceeds	100,617	1,194	278,699	3,598
Commissions and Dealer Manager Fees	—	(18)	—	(20)
Net Proceeds to the Fund	100,617	1,176	278,699	3,578
Share Repurchase Program	(390,834)	(4,621)	(82,475)	(1,028)
Transfers Out	(17,552)	(207)	(89,653)	(1,106)
Net Proceeds from Class A Share Transactions	(307,769)	$(3,652)	106,571	$1,444

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	12,622,102	$149,497	9,268,618	$117,384
Reinvestment of Distributions	861,574	10,115	601,167	7,263
Total Gross Proceeds	13,483,676	159,612	9,869,785	124,647
Share Repurchase Program	(5,869,332)	(69,690)	(4,903,699)	(61,471)
Transfers In	17,968	213	92,009	1,141
Net Proceeds from Class I Share Transactions	7,632,312	$90,135	5,058,095	$64,317

57

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Year Ended October 31,
	2023		2022
Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,150	$25	23,073	$298
Reinvestment of Distributions	14,089	165	10,375	126
Total Gross Proceeds	16,239	190	33,448	424
Commissions and Dealer Manager Fees	—	—	—	(6)
Net Proceeds to the Fund	16,239	190	33,448	418
Share Repurchase Program	(5,706)	(68)	(7,434)	(98)
Transfers Out	(476)	(6)	(2,646)	(35)
Net Proceeds from Class T Share Transactions	10,057	$116	23,368	$285

Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,013,414	$11,925	2,571,805	$33,026
Reinvestment of Distributions	693,811	8,108	514,732	6,212
Total Gross Proceeds	1,707,225	20,033	3,086,537	39,238
Share Repurchase Program	(1,136,978)	(13,437)	(1,130,617)	(13,867)
Transfers In	23,759	277	159,878	1,802
Net Proceeds from Class U Share Transactions	594,006	$6,873	2,115,798	$27,173

Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	4,935,282	$59,575	977,674	$12,880
Reinvestment of Distributions	247,375	2,914	133,993	1,612
Total Gross Proceeds	5,182,657	62,489	1,111,667	14,492
Commissions and Dealer Manager Fees	—	(944)	—	(199)
Net Proceeds to the Fund	5,182,657	61,545	1,111,667	14,293
Share Repurchase Program(1)	(1,343,249)	(16,101)	(123,598)	(1,488)
Transfers Out	(23,577)	(277)	(158,611)	(1,802)
Net Proceeds from Class U-2 Share Transactions	3,815,831	$45,167	829,458	$11,003
Net Proceeds to the Fund	11,744,437	$138,639	8,133,290	$104,222

(1)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

58

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2023, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 14, 2022	5%(1)	2,553,968	5.95%
March 15, 2023	5%(1)	2,639,162	5.96%
June 14, 2023	5%	2,288,761	4.83%
September 13, 2023	5%	1,264,208	2.45%
Total		8,746,099

(1)The Fund repurchased the additional 0.95% and 0.96%, respectively, of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2023, Class T, Class U and Class U-2 Shares incurred distribution fees of $7, $1,108 and $128, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account

59

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the year ended October 31, 2023, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $17, $8 and $64, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation

60

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2023:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$10,437
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$95

(1)As of October 31, 2023, $3,030 in management fees were payable to FS Credit Income Advisor.

(2)During the year ended October 31, 2023, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the independent current market price of the security. During the year ended October 31, 2023, the Fund did not engage in any cross-trade purchases.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of October 31, 2023, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 1,071,143 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $12,436, $18 and $18, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated

61

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the year ended October 31, 2023, the Fund accrued $1,162 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by FS Credit Income Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended	Amount	Expiration Date
April 30, 2021	$562	April 30, 2024
October 31, 2021	471	October 31, 2024
April 30, 2022	369	April 30, 2025
October 31, 2022	417	October 31, 2025
April 30, 2023	597	April 30, 2026
October 31, 2023	565	October 31, 2026
	$2,981

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the year ended October 31, 2023, the Fund declared gross distributions in the amount of $0.94 (as adjusted for the applicable share class expenses) per share in the total amount of $41,664. As of October 31, 2023, $2,185 of dividends were payable to shareholders. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

62

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the years ended October 31, 2023 and 2022:

	Year Ended October 31,
	2023		2022
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$41,664	100%	$27,479	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Return of capital	—	—	—	—
Total	$41,664	100%	$27,479	100%

(1) The Fund’s net investment income on a tax basis for the years ended October 31, 2023 and 2022 was $41,614 and $25,564, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2023, the Fund increased accumulated earnings (deficit) by $109 and decreased capital in excess of par value by $109. This reclassification has no impact on the net assets of the Fund.

As of October 31, 2023, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$6,499
Accumulated capital losses(1)	(34,259)
Net unrealized appreciation (depreciation)	(29,206)
Total	$(56,966)

(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2023, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $17,198 and $17,061, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $747,587 as of October 31, 2023. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $(29,219), which was comprised of gross unrealized appreciation of $12,449 and gross unrealized depreciation of $41,668, as of October 31, 2023.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time

63

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

64

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of October 31, 2023 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$1,474(1)	$876(2)
Cross-currency swaps	$2,334(4)	$87(3)
Interest Rate Risk
Interest rate swaps	$296(4)	$272(3)
Credit Risk
Total return swaps	$—	$325(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized depreciation on swap contracts.

(4)Unrealized appreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2023:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
BNP Paribas	$42	$—	$—	$—	$42
JPMorgan Chase Bank, N.A.	$2,714	$963	$—	$30	$1,721
State Street Bank and Trust Company	$1,052	$—	$—	$1,052	$—

65

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(3)	Net Amount of Derivative Liabilities(5)
Bank of America, N.A.	$325	$—	$—	$325	$—
JPMorgan Chase Bank, N.A.	$963	$963	$—	$—	$—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(5)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended October 31, 2023 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$1,122(1)	$(2,168)(2)
Cross-currency swaps	$4,988(3)	$(5,267)(4)
Interest Rate Risk
Interest rate futures	$(16)(5)	$(47)(6)
Interest rate swaps	$574(3)	$(650)(4)
Credit Risk
Total return debt swaps	$(118)(3)	$(167)(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, short futures contracts, cross-currency swaps, interest rate swaps and total return debt swaps outstanding during the year ended October 31, 2023, which are indicative of the volumes of these derivative types, were $75,377, $136, $91,666, $20,187 and $3,440, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

66

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of October 31, 2023, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged Including Accrued Interest(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
BNP Paribas	$35,074	$35,074	$ —	$ —
Royal Bank of Canada	$8,601	$8,601	$ —	$ —

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse repurchase agreements
Senior Secured Bonds and Unsecured Bonds	$—	$6,197	$37,478	$—	$43,675
Total Borrowings	$—	$6,197	$37,478	$—	$43,675

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2023:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$124,048	$122,035	17%
Senior Secured Loans—Second Lien	24,264	23,614	4%
Senior Secured Bonds	114,839	108,421	15%
Unsecured Bonds	273,322	264,282	37%
Collateralized Loan Obligation (CLO) / Structured Credit	177,176	173,754	24%
Convertible Bonds	16,481	11,548	2%
Municipal Bonds	4,892	2,473	0%
Emerging Markets Debt	3,440	3,108	0%
Preferred Equity	4,452	4,319	1%
Common Equity	2,673	2,755	0%
Total	$745,587	$716,309	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

67

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of October 31, 2023, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of October 31, 2023, the Fund had unfunded commitments of $1,691. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2023:

Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$81,833	11%
EUR CLO	76,402	11%
Media Entertainment	49,258	7%
Healthcare-Services	41,237	6%
Oil & Gas	39,036	5%
Chemicals	34,637	5%
Pharmaceuticals	32,662	5%
Banks	32,545	4%
Software	29,852	4%
Retail	29,814	4%
Telecommunications	27,108	4%
Electric	24,436	3%
Leisure Time	20,743	3%
Pipelines	20,611	3%
Diversified Financial Services	13,501	2%
Real Estate Investment Trusts	12,265	2%
Internet	10,907	2%
Other	139,462	19%
Total	$716,309	100%

Purchases and sales of securities during the year ended October 31, 2023, other than short-term securities and U.S. government obligations, were $1,104,709 and $982,491, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

68

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of October 31, 2023, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$88,427	$33,608	$122,035
Senior Secured Loans—Second Lien	—	20,717	2,897	23,614
Senior Secured Bonds	—	104,425	3,996	108,421
Unsecured Bonds	—	263,477	805	264,282
Collateralized Loan Obligation (CLO) / Structured Credit	—	171,253	2,501	173,754
Convertible Bonds	—	11,548	—	11,548
Municipal Bonds	—	2,473	—	2,473
Emerging Markets Debt	—	3,108	—	3,108
Preferred Equity	—	—	4,319	4,319
Common Equity	40	2,635	80	2,755
Total Investments	40	668,063	48,206	716,309
Forward Foreign Currency Exchange Contracts	—	1,474	—	1,474
Interest Rate Swaps	—	296	—	296
Cross-Currency Swaps	—	2,334	—	2,334
Total Assets	$40	$672,167	$48,206	$720,413

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$—	$(12,225)	$—	$(12,225)
Forward Foreign Currency Exchange Contracts	—	(876)	—	(876)
Interest Rate Swaps	—	(272)	—	(272)
Cross-Currency Swaps	—	(87)	—	(87)
Total Return Debt Swaps	—	—	(325)	(325)
Total Liabilities	$—	$(13,460)	$(325)	$(13,785)

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit

69

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

The following is a reconciliation for the year ended October 31, 2023 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of year	$26,990	$2,702	$—	$815	$3,205	$1,896	$316	$35,924
Accretion of discount (amortization of premium)	116	10	13	—	—	—	—	139
Realized gain (loss)	200	—	—	—	(34)	—	—	166
Net change in unrealized appreciation (depreciation)	509	50	(135)	(10)	(628)	(105)	(238)	(557)
Purchases	14,226	135	—	—	272	2,528	2	17,163
Sales	(8,966)	—	—	—	(314)	—	—	(9,280)
Transfers into Level 3(1)	917	—	4,118	—	—	—	—	5,035
Transfers out of Level 3(1)	(384)	—	—	—	—	—	—	(384)
Fair value at end of year	$33,608	$2,897	$3,996	$805	$2,501	$4,319	$80	$48,206
The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$503	$50	$(135)	$(10)	$(628)	$(105)	$(238)	$(563)

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the year ended October 31, 2023, transfers into and out of Level 3 were due to decreased and increased price transparency, respectively.

The following is a reconciliation for the year ended October 31, 2023 of the interest rate swaps and total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

	Cross Currency Swaps	Total Return Debt Swaps
Fair value at beginning of year	$(33)	$(158)
Realized gain (loss)	(232)	(118)
Net change in unrealized appreciation (depreciation)	33	(167)
Sales and repayments	232	118
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Fair value at end of year	$—	$(325)

The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$(167)

70

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of October 31, 2023 are as follows:

Type of Investment	Fair Value at October 31, 2023	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$33,608	Market Comparables	Market Yield (%)	5.7% - 11.5%	7.8%
Senior Secured Loans - Second Lien	2,897	Market Comparables	Market Yield (%)	8.9% - 11.0%	9.7%
Senior Secured Bonds	3,996	Other(2)
Unsecured Bonds	805	Market Comparables	EBITDA Multiples (x) Market Yield (%)	6.0x - 7.0x 10.5% - 11.7%	6.5x 11.1%
CLO/Structured Credit	1,938	Discounted Cash Flow	Discount Rate (%)	10.0% - 16.0%	13.0%
	563	Other(2)
Preferred Equity	1,815	Market Comparables	EBITDA Multiples (x) Market Yield (%)	8.9x - 13.3x 14.3% - 16.7%	9.9x 15.1%
	2,504	Other(2)
Common Equity	18 12 50	Market Comparables Option Pricing Model Other(2)	EBITDA Multiples (x) Volatility (%)	5.7x - 6.8x 40.0% - 40.0%	6.2x 40.0%
Total	$48,206
Total Return Debt Swaps	$(325)	Market Comparables	Market Yield (%)	6.4% - 8.3%	7.5%

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or proportionate share of private credit vehicle.

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2023:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	OBFR+1.10%	$66,459	$156,654(1)	April 27, 2024(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2023, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (as amended, the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

71

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

Prior to January 27, 2023, under the BNP Facility, borrowings beared interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Effective January 27, 2023, borrowings bear interest at the rate of Overnight Bank Funding Rate (“OBFR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.10% per annum (or the relevant spread for any foreign currency borrowings).  Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.

The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2023, the total interest expense for the BNP Facility was $4,108.

For the year ended October 31, 2023, the interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Interest expense on the BNP Facility(1)	$4,127
Average borrowings	$68,300
Effective interest rate on borrowings at October 31, 2023	6.42%
Weighted average interest rate	6.01%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the year ended October 31, 2023, interest under the BNP Facility was capitalized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR and SOFR Risk: The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR or SOFR. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements backed by Treasury securities. Prohibitions and requirements with respect to floating rate benchmarks may adversely affect the value of floating-rate debt securities in the Fund’s portfolio. While SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is not possible to predict whether SOFR will ultimately prevail in the market as the definitive replacement for LIBOR. The transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event

72

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty

73

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest

74

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions.Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

75

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

76

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	62	October 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	2

FS Credit Real Estate Income Trust, Inc. (since 2016); FS Credit Opportunities Corp. (since 2013); FS Specialty Lending Fund (formerly known as FS Energy and Power Fund) (since 2010); FS KKR Capital Corp. (since 2007); KKR FS Income Trust Select (since 2023); and KKR FS Income Trust (since 2022)

Steven Shapiro(2)	56	September 2017	Trustee	Partner and Executive Committee Member of GoldenTree Asset Management	1	Heartland Media Acquisition Corp. (since 2022)

77

Supplemental Information (Unaudited) (continued)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Holly E. Flanagan	52	September 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	1
Brian R. Ford	75	September 2017	Trustee	Retired Partner of Ernst & Young LLP (1971 − 2008)	1	FS KKR Capital Corp. (since 2018); KKR FS Income Trust (since 2022); KKR FS Income Trust Select (since 2023); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)
Tyson A. Pratcher	48	March 2021	Trustee	Senior Managing Director of Artemis Real Estate Partners (real estate investment firm)(since 2023); Managing Director of RockCreek Group (global investment management firm) (2020-2022); Senior Advisor at 7 Acquisition Corp. (special purpose acquisition company)(since November 2021); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019)	1	Finance of America (since April 2021)
Daniel J. Hilferty, III	67	March 2019	Trustee	Chief Executive Officer of Comcast Spectacor (sports and entertainment company) (since 2023); Governor of the Philadelphia Flyers (since 2023); Chairman of Dune View Strategies (investment advisory firm) (since July 2021); Chief Executive Officer of Independence Health Group (2010 – 2020)	1	Health Pilot Inc. (since October 2021); Essential Utilities, Inc. (formerly Aqua America Inc.) (since 2017)

*The “Fund Complex” consists of the Fund and FS Credit Opportunities Corp.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Credit Income Advisor.

(2)Mr. Shapiro is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a partner and executive committee member of the parent company to GoldenTree Asset Management Credit Advisor LLC, the investment sub-adviser to the Fund.

78

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	62	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	61	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Specialty Lending Fund (formerly known as FS Energy and Power Fund), FS Credit Opportunities Corp., FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	46	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	61	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com

© 2023 FS Investments

AR23-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

K28664-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On September 13, 2023, the Fund’s board of trustees (the “Board”) adopted an amended Code of Ethics. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com. The changes included (i) an increase to the permissible amount of business entertainment limits to take into account inflation, and (ii) new language that makes it clear that there is only one acceptable platform for sending and receiving business-related text messages.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2023 and 2022 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $157,500 and $150,070, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2023 and 2022 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2023 and 2022 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $0 and $250, respectively. Tax fees for the fiscal years ended October 31, 2023 and 2022 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2023 and 2022 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Credit Income Advisor and any entity controlling, controlled by or under common control with FS Credit Income Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2023 and 2022 were $0 and $250, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of October 31, 2023 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, pursuant to the proxy voting policies and procedures of FS Credit Income Advisor. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), the investment sub-adviser to the Fund. FS Credit Income Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of the GoldenTree Sub-Adviser are described below.

Proxy Policies of the GoldenTree Sub-Adviser

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act”), the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The GoldenTree Sub-Adviser will vote proxies relating to the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.

The GoldenTree Sub-Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.

Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information set forth below is current as of the date hereof.

Michael Kelly serves as Co-President and Chief Investment Officer of FS Investments and has been with FS Investments since January 2015. Mr. Kelly shares oversight of firm strategy and leads the Investment Management, Product Development, Capital Markets, Due Diligence and Investment Research functions. Before joining FS Investments, Mr. Kelly was the Chief Executive Officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as Chief Investment Officer and eventually Co-Chief Executive Officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a board member of Invest in Others, a co-founder and board member of the Spotlight Foundation, and trustee of the Tiger Foundation. He has also served as a trustee of the Stanford Business School Trust.

Kenneth G. Miller has served in various capacities for FS Investments and its affiliated investment advisers since February 2009. He currently serves as Managing Director and Head of Finance, primarily responsible for the financial planning and analysis function at FS Investments. Before joining the Finance team, Mr. Miller worked in the firm’s Portfolio Management group, where he focused on portfolio management and fund operations. Prior to joining FS Investments, Mr. Miller was an analyst in the mergers and acquisitions group within Citigroup’s investment banking division. He earned a B.S. in Finance from Rutgers University and holds the CFA Institute’s Chartered Financial Analyst designation.

Robert Hoffman serves as Managing Director, Credit Wealth Solutions at FS Investments and is a subject matter expert on the corporate credit markets and select alternative investment solutions. He develops key communications and resources to help position and educate on FS Investments’ products. He previously served as the firm’s Head of Investment Research, leading the team that analyzes the fundamentals behind market movements, macroeconomic trends, and the performance of specific industries. Mr. Hoffman has over 20 years of experience in the investment and financial services industry. Prior to joining FS Investments, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first-and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a BA in Political Science and is a Chartered Financial Analyst.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Michael Kelly
Registered Investment Companies	3	$3,862,673	—	—
Other Pooled Investment Vehicles	3	$24,461,738	3	$24,461,738
Other Accounts	—	—	—	—

Kenneth G. Miller
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Robert Hoffman
Registered Investment Companies	1	$2,138,760	1	$2,138,760
Other Pooled Investment Vehicles	1	$1,796,334	1	$1,796,334
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of December 31 represent assets as of September 30, 2023.

Potential Conflicts of Interest

FS Credit Income Advisor, GoldenTree Asset Management LP (“GoldenTree”) and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Credit Income Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The personnel of GoldenTree allocate their time, as they deem appropriate, between assisting FS Credit Income Advisor in identifying investment opportunities and making investment decisions and performing similar functions for other business activities in which they may be involved;

•The principals of FS Credit Income Advisor or the GoldenTree Sub-Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Credit Income Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by GoldenTree or affiliates of GoldenTree for investment opportunities, subjecting GoldenTree and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•FS Credit Income Advisor or GoldenTree are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Credit Income Advisor or GoldenTree are, which could incentivize FS Credit Income Advisor or GoldenTree to favor such funds over the Fund when allocating investments;

•GoldenTree also has an interest in an entity that it has retained to provide various services for clients in its structured products group, which includes the Fund, and the Fund pays its portion of the expenses for those services. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•Subject to applicable law, GoldenTree and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Credit Income Advisor and the GoldenTree Sub-Adviser will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Credit Income Advisor or GoldenTree provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Credit Income Advisor or GoldenTree may result in FS Credit Income Advisor or GoldenTree coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of GoldenTree to recommend to FS Credit Income Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take an action;

•FS Credit Income Advisor, GoldenTree and their respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•GoldenTree and its affiliates may have existing business relationships or access to material non-public information that would prevent GoldenTree from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Credit Income Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take such an action;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, GoldenTree and/or its affiliates may receive fees, other compensation (including management fees) or reimbursements for costs or expenses in connection with the provision of portfolio management, asset management and/or investment advisory services (collectively, “Portfolio Management Services”) to portfolio companies that are owned by the Fund. No such fees, compensation or reimbursements for costs or expenses will be paid to the Fund (or offset against, or otherwise be applied to reduce, fees received by GoldenTree); provided that, any such fees or other compensation paid to GoldenTree and/or its affiliates by such portfolio companies will be charged at rates no less favorable to such portfolio companies than the rates charged by a third party provider of the applicable services in arms’ length transactions. GoldenTree believes that the potential conflict that exists when it and/or its affiliates receive fees or other compensation from portfolio companies (including portfolio companies that may be owned by clients in their managed accounts) for the provision of Portfolio Management Services to such portfolio companies is, in large part, mitigated by the fact that (i) GoldenTree’s investment decisions in respect of the client are intended to be made independent of any perceived opportunities to capitalize on the provision of Portfolio Management Services to potential portfolio companies, (ii) such portfolio companies would typically have to contract with third parties to provide such services, and (iii) GoldenTree and its affiliates have agreed not to charge above market rates from what would be charged by third party providers in consideration of the provision of such Portfolio Management Services. In addition, GoldenTree believes that, given its knowledge of such portfolio companies (and the operations, finances, strategic objectives and investment goals for such portfolio companies), there may be value to it and its personnel providing such Portfolio Management Services to such portfolio companies instead of third party providers who may have less close knowledge of such portfolio companies and/or less incentive to perform such Portfolio Management Services in a manner that maximizes the value of such portfolio companies;

•To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Credit Income Advisor, GoldenTree and any of their respective affiliates, as applicable, FS Credit Income Advisor, GoldenTree and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Credit Income Advisor, GoldenTree or any of their respective affiliates to participate in an investment opportunity. The Fund is a party to an exemptive relief order that was granted by the SEC to GoldenTree that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to various enumerated conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. Any co-investment opportunity may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Credit Income Advisor and/or GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Credit Income Advisor or GoldenTree (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) The following description regarding portfolio manager compensation is provided as of October 31, 2023. FS Credit Income Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Credit Income Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Credit Income Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Credit Income Advisor’s investment committee as of October 31, 2023, based on the net asset value per Class I common share of the Fund of $11.61 on October 31, 2023.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Michael Kelly	Over $1,000,000
Kenneth G. Miller	$10,001 – $50,000
Robert Hoffman	$1 – $10,000

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Annual Report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5) The Proxy Voting Policies and Procedures of FS Credit Income Advisor are included herein in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 28, 2023

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 28, 2023